SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                  Intermediate
                                    Maturity
                                   Government
                                      Fund

                                NOVEMBER 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                     ---------------------------------------

                                    DIRECTORS
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                      BY ROGER HAMILTON, PORTFOLIO MANAGER

                                  John Hancock
                              Intermediate Maturity
                                Government Fund

                        Bond market gains ground nicely,
                         as inflation expectations fall

Recently, shareholders of John Hancock Limited Term Government Fund approved the merger of their Fund into John Hancock Intermediate Maturity Government Fund. The merger was effective after the close of business on December 5, 1997.

The U.S. bond market has been on a roll. Throughout the summer and fall months, it continued to deliver strong returns to investors. Although the economy remained healthy and near full employment, inflation stayed in check near 2%. Even better, inflation expectations fell as investors watched the dollar strengthen against other currencies, commodity prices weaken, and the Asian currency and credit crisis spread. Nothing could be better for bond investors, who dislike inflation because it erodes the value of their fixed-interest payments.

      Yields fell on both long-term and short-term bonds, despite brief hiccups in August and November when economic data came in stronger than expected. Long maturity bonds, which react the most to changes in inflation forecasts, had the biggest gains. Yields on 30-year Treasuries fell as low as 6.03%, down from

"The U.S. bond market has been on a roll."

[2 1/2" x 3 1/4" photo of Roger Hamilton and Barry Evans. Caption reads: "Roger Hamilton (right) and Barry Evans (seated), head of the Government Fixed-Income department"]

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           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
PORTFOLIO DIVERSIFICATION

Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into three sections. Going from left to right:
Short-Term Investments & Other 17%; U.S. Treasury Bonds 54%; U.S. Government Agency Bonds 29%.

As a percentage of net assets on November 30, 1997
--------------------------------------------------------------------------------

6.90% on May 31, 1997. Shorter-term yields also came down, but stalled when the Federal Reserve didn't lower short-term interest rates. Yields on two-year Treasuries fell only half of one percentage point, dropping to 5.70% from 6.20%. As yields fell faster on long-term bonds, the yield curve -- a measure of the difference between long- and short-term yields -- flattened.

      In this environment, interest-sensitive U.S. Treasury bonds posted strong returns. They also benefited from a shrinking deficit, which meant the government had to issue less debt to meet its borrowing needs. At the same time, demand for Treasuries grew as investors shifted out of more volatile foreign markets. By contrast, bonds with a yield advantage over Treasuries -- including mortgage bonds and U.S. government agencies -- had more modest gains. Mortgage-backed securities in particular faltered in October as falling interest rates increased prepayment risk -- the risk that homeowners would pay off their existing mortgages and refinance at lower rates.

Going long with Treasuries and duration

A high stake in long-term Treasuries made the difference for John Hancock Intermediate Maturity Fund. The Fund's Class A and Class B shares had total returns of 5.85% and 5.45%, respectively, at net asset value, for the six months ended November 30, 1997. By comparison, the average intermediate-term government fund returned 5.52%, according to Lipper Analytical Services, Inc.1 During the same period, the Lehman Brothers Intermediate Government Bond Index returned 4.87%. For longer-term performance information, please see pages six and seven.

      Two major moves helped the Fund come out ahead. The first was in July when we lengthened duration to 4.3 years, up from 3.8 years, by buying 30-year Treasuries. Duration measures how sensitive a bond's price is to interest-rate changes. The longer a bond's duration, the more its price will fall as rates rise -- or rise as rates fall. Believing that interest rates were on their way down and that the duration of our mortgage bonds would shorten, we extended to a longer-than-average duration. In hindsight, we were a bit premature. Interest rates rose briefly in early August, forcing us to lower the duration to 4.1 years. But by month end, we'd taken the duration back out to 4.3 years, where it stayed throughout the rest of the period.

      Our second big move was in October when we trimmed our mortgage stake to 29% of the Fund's assets (down from 50%) and moved into Treasuries and cash. We sold higher coupon, fixed-rate mortgage bonds because they had the greatest prepayment risk. That left us with 15-year bonds with 7.5% coupons (or stated interest rates) issued by the Federal National Mortgage Association (FNMAs), 30-year bonds with 7% coupons issued by the Government National Mortgage Association (GNMAs), and some adjustable-rate mortgages. With the pro-

"...interest-sensitive U.S. Treasury bonds posted strong returns."

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           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
FUND PERFORMANCE

For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended November 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the
5.85 % total return for John Hancock Intermediate Maturity Government Fund:
Class A. The second represents the 5.45% total return for John Hancock Intermediate Maturity Government Fund: Class B. The third represents the 5.52% total return for the Average intermediate-term government fund. Footnote below reads: "Total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information.]

Total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

ceeds, we focused on adding to our stake in Treasuries at both ends of the maturity spectrum -- those with maturities over 10 years and those with maturities of one year or less.

Favorable conditions ahead

We believe the most likely scenario ahead is that U.S. economic growth will be more moderate and interest rates will go a little lower. But we wouldn't be surprised to see higher interest rates for a short period sometime in the next six months, especially if the crisis in Asia takes a long time to play out and the U.S. economy stays strong. Eventually, however, the consensus seems to be that the U.S. economy will slow down. A prolonged recession in Japan could trigger more moderate growth here. We'll be tracking retail sales and corporate buying, as reported by the National Association of Purchasing Managers survey, for signs of weakness.

      Slower economic growth would, of course, bode well for the U.S. bond market. There are also other factors that suggest the bond market's good fortune may continue. For example, we expect tax revenues to come in high again in 1998. This would continue to shrink the government deficit and lower the need for new Treasury issuance. In addition, lower inflation expectations seem to be here to stay. Another plus is that the U.S. bond market looks pretty attractive compared to those of other nations. Unlike some other markets, the United States has a strong economy, low inflation and a stable democracy. In addition, yields here are higher than those of some other Western industrialized nations. All these factors point to continued strength in the U.S. bond market.

      Given this outlook, we plan to keep the Fund's slightly longer-than-average duration with a focus on longer-term Treasuries. We'll stay with our light mortgage stake, as long as interest rates continue to fall and prepayment risks continue to rise. However, if interest rates ratchet up, we'll move quickly to shorten the Fund's duration and add to our mortgage stake. In either event, we're optimistic about both the bond market's and the Fund's prospects in the coming year.

"....lower inflation expectations seem to be here to stay."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

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           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                                 SINCE
                                      ONE          FIVE        INCEPTION
                                     YEAR         YEARS        (12/31/91)
                                   ---------    ---------     -----------

Cumulative Total Returns             5.67%        23.26%        31.27%
Average Annual Total Returns (1)     5.67%         4.27%         4.85%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                                 SINCE
                                      ONE          FIVE        INCEPTION
                                     YEAR         YEARS        (12/31/91)
                                   ---------    ---------     -----------

Cumulative Total Returns             5.15%        22.94%         30.29%
Average Annual Total Returns (1)     5.15%         4.22%          4.71%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1997

                                                       SEC 30-DAY
                                                         YIELD
                                                      ------------

Intermediate Maturity Government Fund: Class A            5.35%
Intermediate Maturity Government Fund: Class B            4.77%

Notes to Performance

(1) The Adviser voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 4.90%, 3.73% and 4.28% for Class A shares, respectively, and 4.38%, 3.68% and 4.14% for Class B shares, respectively.

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           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Maturity Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and the Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally- weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.

Intermediate Maturity Government Fund
Class A shares

[Line chart with the heading Intermediate Maturity Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Government Bond Index and is equal to $15,123 as of of November 30, 1997. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $14,129 as of of November 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $13,760 as of of November 30, 1997. The fourth line represents the Intermediate Maturity Government Fund after sales charge and is equal to $13,347 as of of November 30, 1997.]

Intermediate Maturity Government Fund
Class B shares

[Line chart with the heading Intermediate Maturity Government Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Government Bond Index and is equal to $15,123 as of of November 30, 1997. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $14,129 as of of November 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $13,231 as of of November 30, 1997.]

*No contingent deferred sales charge applicable.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   U.S. government and agencies securities
    (cost - $24,344,617) ....................................       $24,536,953
   Joint repurchase agreement (cost - $4,820,000) ...........         4,820,000
   Corporate savings account ................................               433
                                                               ----------------
                                                                     29,357,386
  Receivable for shares sold ................................            11,198
  Interest receivable .......................................           342,931
  Receivable from John Hancock Advisers, Inc. ...............
   and affiliates - Note B ..................................            21,005
  Other assets ..............................................            10,202
                                                               ----------------
                Total Assets ................................        29,742,722
                ---------------------------------------------------------------

Liabilities:
  Dividend payable ..........................................            18,385
  Accounts payable and accrued expenses .....................            99,005
                                                               ----------------
                Total Liabilities ...........................           117,390
                ---------------------------------------------------------------

Net Assets:
  Capital paid-in ...........................................        29,628,618
  Accumulated net realized loss on investments ..............          (201,483)
  Net unrealized appreciation of investments ................           192,791
  Undistributed net investment income .......................             5,406
                                                               ----------------
                Net Assets ..................................       $29,625,332
                ===============================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding -
   unlimited number of shares authorized
   with no par value)
  Class A - $21,501,894/2,219,057  ..........................             $9.69
  =============================================================================

  Class B - $8,123,438/838,362 ..............................             $9.69
  =============================================================================

Maximum Offering Price Per Share*
  Class A - ($9.69 x 103.09%) ...............................             $9.99
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ....................................................      $1,045,992
                                                                 --------------
  Expenses:
    Investment management fee - Note B ........................          57,270
    Distribution and service fee - Note B
      Class A .................................................          28,184
      Class B .................................................          30,439
    Registration and filing fees ..............................          25,766
    Custodian fee .............................................          23,310
    Transfer agent fee - Note B ...............................          17,687
    Auditing fee ..............................................          10,390
    Printing ..................................................           7,291
    Financial services fee - Note B ...........................           2,557
    Trustees' fees ............................................           1,399
    Miscellaneous .............................................             464
    Legal fees ................................................             453
                                                                 --------------
                Total Expenses ................................         205,210
                ---------------------------------------------------------------
                Less Expense Reductions -
                Note B ........................................         (74,999)
                ---------------------------------------------------------------
                Net Expenses ..................................         130,211
                ---------------------------------------------------------------
                Net Investment Income .........................         915,781
                ---------------------------------------------------------------

Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .......................         572,416
  Change in net unrealized appreciation/depreciation
    of investments ............................................         184,327
                                                                 --------------
                Net Realized and Unrealized Gain
                on Investments ................................         756,743
                ---------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations .....................      $1,672,524
                ===============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 PERIOD FROM       SIX MONTHS ENDED
                                                                             YEAR ENDED       APRIL 1, 1997 TO    NOVEMBER 30, 1997
                                                                            MARCH 31, 1997     MAY 31, 1997(1)       (UNAUDITED)
                                                                           ----------------   ----------------    ----------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ................................................      $2,253,515             $333,510             $915,781
  Net realized gain (loss) on investments sold .........................        (759,398)             (50,466)             572,416
  Change in net unrealized appreciation/depreciation of investments ....         (37,403)             334,487              184,327
                                                                           -------------        -------------        -------------
    Net Increase in Net Assets Resulting from Operations ...............       1,456,714              617,531            1,672,524
                                                                           -------------        -------------        -------------

Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.6612, $0.1092, and $0.3169 per share, respectively) ..      (1,787,778)            (261,624)            (741,886)
    Class B - ($0.5968, $0.0973, and $0.2809 per share, respectively) ..        (466,451)             (68,448)            (176,957)
  Distributions from net realized gain on investments sold
    Class A - ($0.0782, none and none per share, respectively) .........        (189,501)                  --                   --
    Class B - ($0.0782, none and none per share, respectively) .........         (58,760)                  --                   --
                                                                           -------------        -------------        -------------
     Total Distributions to Shareholders ...............................      (2,502,490)            (330,072)            (918,843)
                                                                           -------------        -------------        -------------

From Fund Share Transactions - Net: * ..................................      (7,687,534)              96,288             (334,232)
                                                                           -------------        -------------        -------------

Net Assets:
  Beginning of period ..................................................      37,555,446           28,822,136           29,205,883
                                                                           -------------        -------------        -------------
  End of period (distributions in excess of net investment income of $6,462 and undistributed net investment income of $8,468
    and $5,406, respectively) ..........................................     $28,822,136          $29,205,883          $29,625,332
                                                                           =============        =============        =============

 * Analysis of Fund Share Transactions:

                                                                                     PERIOD FROM               SIX MONTHS ENDED
                                                      YEAR ENDED                  APRIL 1, 1997 TO            NOVEMBER 30, 1997
                                                    MARCH 31, 1997                 MAY 31, 1997(1)               (UNAUDITED)
                                              ---------------------------   ---------------------------  ---------------------------
                                                 SHARES         AMOUNT        SHARES          AMOUNT        SHARES         AMOUNT
                                              -----------     -----------   -----------     -----------  -----------     -----------

CLASS A
   Shares sold .............................      387,191      $3,706,355       222,104     $2,089,262       535,064     $5,098,676
   Shares issued to shareholders in
     reinvestment of distributions .........       77,547         741,124        10,430         98,314        27,329        263,562
                                              -----------     -----------   -----------    -----------   -----------     -----------
                                                  464,738       4,447,479       232,534      2,187,576       562,393      5,362,238
   Less shares repurchased .................   (1,107,750)    (10,635,603)     (180,446)    (1,700,404)     (748,615)    (7,205,221)
                                              -----------     -----------   -----------    -----------   -----------     -----------
   Net increase (decrease) .................     (643,012)    ($6,188,124)       52,088       $487,172      (186,222)   ($1,842,983)
                                              ===========     ===========   ===========    ===========   ===========     ===========

CLASS B
   Shares sold .............................      465,120      $4,452,149       187,610     $1,766,769       766,033     $7,378,461
   Shares issued to shareholders in
     reinvestment of distributions .........       32,043         306,162         3,959         37,319         9,126         88,016
                                              -----------     -----------   -----------    -----------   -----------     -----------
                                                  497,163       4,758,311       191,569      1,804,088       775,159      7,466,477
   Less shares repurchased .................     (654,247)     (6,257,721)     (233,349)    (2,194,972)     (618,722)    (5,957,726)
                                              -----------     -----------   -----------    -----------   -----------     -----------
   Net increase (decrease) .................     (157,084)    ($1,499,410)      (41,780)     ($390,884)      156,437     $1,508,751
                                              ===========     ===========   ===========    ===========   ===========     ===========

(1) Effective May 31, 1997, the fiscal period end changed from March 31 to May
31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MARCH 31,
                                                             --------------------------------------------------------------------

                                                                1993          1994         1995(1)        1996            1997
                                                             ----------    ----------    ----------    ----------      ----------

CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................      $10.03        $10.05         $9.89         $9.79           $9.69
                                                             ----------    ----------    ----------    ----------      ----------
   Net Investment Income ..................................        0.58          0.41          0.49          0.62            0.67
   Net Realized and Unrealized Gain (Loss)
      on Investments ......................................        0.02         (0.16)        (0.11)        (0.08)          (0.25)
                                                             ----------    ----------    ----------    ----------      ----------
        Total from Investment Operations ..................        0.60          0.25          0.38          0.54            0.42
                                                             ----------    ----------    ----------    ----------      ----------
   Less Distributions:
      Dividends from Net Investment Income ................       (0.58)        (0.41)        (0.48)        (0.64)          (0.66)
      Distributions from Net Realized Gain
       on Investments Sold ................................          --            --            --            --           (0.08)
                                                             ----------    ----------    ----------    ----------      ----------
        Total Distributions ...............................       (0.58)        (0.41)        (0.48)        (0.64)          (0.74)
                                                             ----------    ----------    ----------    ----------      ----------
   Net Asset Value, End of Period .........................      $10.05         $9.89         $9.79         $9.69           $9.37
                                                             ==========    ==========    ==========    ==========      ==========
   Total Investment Return at Net Asset Value (2) .........        6.08%         2.51%         3.98%         5.60%           4.56%
   Total Adjusted Investment Return
      at Net Asset Value (2,3) ............................        5.53%         2.27%         3.43%         4.83%           4.19%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............     $33,273       $24,310       $12,950       $29,024         $22,043
   Ratio of Expenses to Average Net Assets (4) ............        0.50%         0.75%         0.80%         0.75%           0.75%
   Ratio of Adjusted Expenses to Average Net Assets (4,5)..        1.05%         0.99%         1.35%         1.45%           1.12%
   Ratio of Net Investment Income to Average Net Assets ...        5.47%         4.09%         4.91%         6.49%           6.99%
   Ratio of Adjusted Net Investment Income
      to Average Net Assets (5) ...........................        4.92%         3.85%         4.36%         5.79%           6.62%
   Fee Reduction Per Share (7) ............................       $0.06         $0.02         $0.05         $0.07           $0.04
   Portfolio Turnover Rate ................................         186%          244%          341%          423%(6)         427%

                                                               PERIOD FROM         SIX MONTHS ENDED
                                                             APRIL 1, 1997 TO      NOVEMBER30, 1997
                                                              MAY 31, 1997(8)         (UNAUDITED)
                                                            ------------------       --------------

CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................         $9.37                   $9.46
                                                               ----------              ----------
   Net Investment Income ..................................          0.11(7)                 0.32(7)
   Net Realized and Unrealized Gain (Loss)
      on Investments ......................................          0.09                    0.23
                                                               ----------              ----------
        Total from Investment Operations ..................          0.20                    0.55
                                                               ----------              ----------
   Less Distributions:
      Dividends from Net Investment Income ................         (0.11)                  (0.32)
      Distributions from Net Realized Gain
       on Investments Sold ................................            --                      --
                                                               ----------              ----------
        Total Distributions ...............................         (0.11)                  (0.32)
                                                               ----------              ----------
   Net Asset Value, End of Period .........................         $9.46                   $9.69
                                                               ==========              ==========
   Total Investment Return at Net Asset Value (2) .........          2.13%(10)               5.85%(10)
   Total Adjusted Investment Return
      at Net Asset Value (2,3) ............................          1.93%(10)               5.59%(10)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............       $22,755                 $21,502
   Ratio of Expenses to Average Net Assets (4) ............          0.75%(9)                0.75%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5)..          1.92%(9)                1.27%(9)
   Ratio of Net Investment Income to Average Net Assets ...          7.07%(9)                6.56%(9)
   Ratio of Adjusted Net Investment Income
      to Average Net Assets (5) ...........................          5.90%(9)                6.04%(9)
   Fee Reduction Per Share (7) ............................         $0.02                   $0.02
   Portfolio Turnover Rate ................................            77%                    263%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MARCH 31,
                                                             --------------------------------------------------------------------

                                                                1993          1994         1995(1)        1996            1997
                                                             ----------    ----------    ----------    ----------      ----------

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................      $10.03        $10.05         $9.89         $9.79           $9.69
                                                             ----------    ----------    ----------    ----------      ----------
   Net Investment Income ..................................        0.51          0.34          0.43          0.57            0.60
   Net Realized and Unrealized Gain (Loss) on Investments..        0.02         (0.16)        (0.11)        (0.10)          (0.24)
                                                             ----------    ----------    ----------    ----------      ----------
        Total from Investment Operations ..................        0.53          0.18          0.32          0.47            0.36
                                                              ----------    ----------    ----------    ----------      ----------
   Less Distributions:
      Dividends from Net Investment Income ................       (0.51)        (0.34)        (0.42)        (0.57)          (0.60)
      Distributions from Net Realized Gain
       on Investments Sold ................................          --            --            --            --           (0.08)
                                                             ----------    ----------    ----------    ----------      ----------
        Total Distributions ...............................       (0.51)        (0.34)        (0.42)        (0.57)          (0.68)
                                                             ----------    ----------    ----------    ----------      ----------
   Net Asset Value, End of Period .........................      $10.05         $9.89         $9.79         $9.69           $9.37
                                                             ==========    ==========    ==========    ==========      ==========
   Total Investment Return at Net Asset Value (2) .........        5.40%         1.85%         3.33%         4.92%           3.84%
   Total Adjusted Investment Return
      at Net Asset Value (2,3) ............................        4.85%         1.61%         2.78%         4.15%           3.47%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............     $13,753       $11,626        $9,506        $8,532          $6,779
   Ratio of Expenses to Average Net Assets (4) ............        1.15%         1.40%         1.45%         1.40%           1.43%
   Ratio of Adjusted Expenses to Average Net Assets (4,5)        1.70%         1.64%         2.00%         2.10%           1.80%
   Ratio of Net Investment Income to Average Net Assets ...        4.82%         3.44%         4.26%         5.80%           6.30%
   Ratio of Adjusted Net Investment Income
      to Average Net Assets (5) ...........................        4.27%         3.20%         3.71%         5.10%           5.93%
   Fee Reduction Per Share (7) ............................       $0.06         $0.02         $0.05         $0.07           $0.04
   Portfolio Turnover Rate ................................         186%          244%          341%          423%(6)         427%

                                                               PERIOD FROM         SIX MONTHS ENDED
                                                             APRIL 1, 1997 TO      NOVEMBER30, 1997
                                                              MAY 31, 1997(8)         (UNAUDITED)
                                                            ------------------       --------------

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................         $9.37                 $9.46
                                                               ----------            ----------
   Net Investment Income ..................................          0.10(7)               0.28
   Net Realized and Unrealized Gain (Loss) on Investments..          0.09                  0.23
                                                               ----------            ----------
        Total from Investment Operations ..................          0.19                  0.51
                                                                ----------            ----------
   Less Distributions:
      Dividends from Net Investment Income ................         (0.10)                (0.28)
      Distributions from Net Realized Gain
       on Investments Sold ................................            --                    --
                                                               ----------            ----------
        Total Distributions ...............................         (0.10)                (0.28)
                                                               ----------            ----------
   Net Asset Value, End of Period .........................         $9.46                 $9.69
                                                               ==========            ==========
   Total Investment Return at Net Asset Value (2) .........          2.01%(10)             5.45%(10)
   Total Adjusted Investment Return
      at Net Asset Value (2,3) ............................          1.81%(10)             5.19%(10)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............        $6,451                $8,123
   Ratio of Expenses to Average Net Assets (4) ............          1.50%(9)              1.50%(9)
   Ratio of Adjusted Expenses to Average Net Assets (4,5)          2.67%(9)              2.02%(9)
   Ratio of Net Investment Income to Average Net Assets ...          6.04%(9)              5.79%(9)
   Ratio of Adjusted Net Investment Income
      to Average Net Assets (5) ...........................          4.87%(9)              5.27%(9)
   Fee Reduction Per Share (7) ............................         $0.02                 $0.02
   Portfolio Turnover Rate ................................            77%                  263%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(5)   Unreimbursed, without fee reduction.
(6)   Portfolio turnover rate excludes merger activity.
(7)   Based on average month end shares outstanding.
(8)   Effective May 31, 1997, the fiscal period end changed from March 31 to May
      31.
(9)   Annualized.
(10)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Intermediate Maturity Government Fund on November 30, 1997. It's divided into two main categories: U.S. government and agencies and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                          PAR  VALUE
                                                         INTEREST        MATURITY           (000s            MARKET
ISSUER, DESCRIPTION                                        RATE            DATE            OMITTED)          VALUE
-------------------                                      --------        --------          --------         --------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (53.70%)
  United States Treasury,
    Bond ............................................     11.125%         08-15-03          $2,000         $2,500,620
    Bond ............................................     12.000          08-15-13           3,910          5,720,799
    Bond ............................................      6.375          08-15-27           1,750          1,819,720
    Bond ............................................      6.125          11-15-27             500            505,625
    Note ............................................      9.125          05-15-99           1,300          1,359,917
    Note ............................................      7.875          08-15-01           1,000          1,065,940
    Note ............................................      6.625          03-31-02           1,500          1,542,180
    Note ............................................      5.750          10-31-02           1,400          1,394,092
                                                                                                         ------------
                                                                                                           15,908,893
                                                                                                         ------------

Government - U.S. Agencies (29.12%)
  Federal Home Loan Mortgage Corp.,
    Adjustable Rate Mortgage ........................     7.875#          05-01-17              52             53,095
    Adjustable Rate Mortgage ........................     7.750#          10-01-18              57             58,983
  Federal National Mortgage Assn.,
    15 Yr Pass thru Ctf .............................      7.500          06-01-10           2,028          2,081,896
    Adjustable Rate Mortgage ........................     6.754#          03-01-14 to           45             44,704
                                                                          06-01-14
    Adjustable Rate Mortgage ........................     7.500#          05-01-17              43             44,383
    Adjustable Rate Mortgage ........................     7.250#          03-01-27              40             40,427
  Government National Mortgage Assn.,
    30 Yr Pass thru Ctf .............................     12.500          07-15-15              36             43,091
    30 Yr Pass thru Ctf .............................     12.000          02-15-14              24             27,602
    30 Yr Pass thru Ctf .............................      7.000          11-15-27           5,000          5,014,825
    Adjustable Rate Mortgage ........................     6.875#          10-20-23           1,188          1,219,054
                                                                                                         ------------
                                                                                                            8,628,060
                                                                                                         ------------

                                                         TOTAL U.S. GOVERNMENT AND
                                                               AGENCIES SECURITIES
                                                                (Cost $24,344,617)          (82.82%)       24,536,953
                                                                                             ------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          ----------------------------
                              FINANCIAL STATEMENTS
                          ----------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

                                                                                PAR  VALUE
                                                                    INTEREST       (000s         MARKET
ISSUER, DESCRIPTION                                                   RATE        OMITTED)        VALUE
-------------------                                                ---------     ---------      ---------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (16.27%)
  Investment in a joint repurchase agreement
   transaction with Swiss Bank Corp. - Dated 11-28-97,
   Due 12-1-97 (secured by U.S. Treasury Note, 7.75%,
   Due 12-31-99 and U.S. Treasury Bonds,
   6.50% thru 11.25%, Due 2-15-15 thru 11-15-26)...............      5.670%        $4,820      $4,820,000
                                                                                              -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.950%.........................................                                       433
                                                                                              -----------
                                               TOTAL SHORT-TERM INVESTMENTS        (16.27%)     4,820,433
                                                                                   --------   -----------
                                                          TOTAL INVESTMENTS        (99.09%)   $29,357,386
                                                                                   ========   ===========

# Represents rate in effect on November 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                      -----------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                      -----------------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Fund (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Maturity Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes the Fund has $7,980,391 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: May 31, 1998 -- $653,763; May 31, 1999 -- $2,207,560; May
31, 2000 -- $23,234; May 31, 2001 -- $4,062,681; May 31, 2002 -- $427,159; May
31, 2004 -- $427,511 and May 31, 2005 -- $178,483. The Fund's tax year end is
May 31. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which were not readily

================================================================================

                      -----------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                      -----------------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

identifiable to a specific fund were allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended November 30, 1997.

NOTE B -
MANAGEMENT FEE,
ADMINISTRATIVE SERVICES AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual basis of 0.40% of the Fund's average daily net asset value.

      The Adviser has temporarily agreed to limit fund expenses, including the management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Effective December 24, 1996, the limitation on Class B shares of the Fund increased to 1.50% from 1.40% of the average daily net assets due to an increase in the 12b-1 distribution rate from 0.90% to 1.00% of the average daily net assets. Accordingly, for the period ended November 30, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $74,999.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $21,245. Out of this amount, $2,372 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $11,141 was paid as sales commissions to unrelated broker-dealers and $7,732 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1997, contingent deferred sales charges amounted to $5,578.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments

================================================================================

                      -----------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                      -----------------------------------

           John Hancock Funds - Intermediate Maturity Government Fund

may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $454.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1997 aggregated $72,168,802 and $75,395,467, respectively.

      The cost of investments owned at November 30, 1997 (including the joint repurchase agreement) for federal income tax purposes was $29,164,617. Gross unrealized appreciation and depreciation of investments aggregated $339,045, and $146,708, respectively, resulting in net unrealized depreciation of $192,337.

NOTE D -
SUBSEQUENT EVENT

On November 12, the shareholders of the John Hancock Limited-Term Government Fund ("Limited-Term Government Fund") approved a vote on a proposed merger between the Fund and the Limited-Term Government Fund. The merger provides for a transfer of substantially all the assets and liabilities of Limited-Term Government to the Fund on December 5, 1997. After the close of business on December 5, 1997, the Limited-Term Government Fund will be terminated.

================================================================================

                                 --------------
                                      NOTES
                                 --------------

           John Hancock Funds - Intermediate Maturity Government Fund

================================================================================

                                 --------------
                                      NOTES
                                 --------------

           John Hancock Funds - Intermediate Maturity Government Fund

================================================================================

                                 --------------
                                      NOTES
                                 --------------

           John Hancock Funds - Intermediate Maturity Government Fund

================================================================================

                                                          -----------------
       JOHN HANCOCK FUNDS                                     Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
INTERNET: www.jhancock.com/funds                          -----------------

[A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Intermediate Maturity Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."]

                                                                     550SA 11/97
                                                                            1/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                   Government
                                  Income Fund

                                NOVEMBER 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

      The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                        BY BARRY EVANS, PORTFOLIO MANAGER

                             John Hancock Government
                                  Income Fund

            U.S. bond market rallies, led by long-maturity Treasuries

The U.S. bond market marched straight uphill during the summer and fall, fueled in part by continued economic growth and low inflation. In addition, bonds once again proved they love a crisis. This time, it was the currency and credit crises in the Pacific Rim that caused investors to flee toward more stable markets like the United States. The decline in Asian currencies along with excess production capacity abroad also led to deflation -- or falling prices -- in countries outside the United States. All these factors eased inflation fears here.

      Longer-maturity bonds were the biggest beneficiaries. Their yields have a built-in inflation premium, based on the market's expectations. As inflation became less of a concern, yields on 30-year U.S. Treasuries tumbled from 6.90% on May 31, 1997, to 6.04% six months later. By comparison, yields on two-year Treasuries only moved from 6.20% to 5.70% during the same period. As rates on long-term bonds fell more than those on short-term bonds, the yield curve -- a measure of the difference in yields between long- and short-term bonds -- flattened.

      Treasuries also outpaced other bond sectors, thanks to a shrinking government deficit, diminished new issuance and increased demand. Mortgage-backed securities did not fare quite as well, as fears grew that more homeowners would prepay their existing mortgages and refinance at lower rates. The Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index returned only 5.63% between May 31 and November 30, 1997, well behind the 6.90% return for the

"The U.S. bond market marched straight uphill during the summer and fall..."

[A 2 1/4" x 3 1/2" photo of portfolio management team at bottom right. Caption reads: "Barry Evans (seated) and management team members Roger Hamilton (center) and Seth Robbins (right)".]

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------

                           PORTFOLIO DIVERSIFICATION

[Pie chart with the heading `Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Short-term Investments & Other 2; U.S. Treasury Bonds 42%; U.S. Government Agency Bonds 45%; Multi-family Mortgage-backed Bonds 2%; Foreign Government Bonds 9%. A footnote below states "As a percentage of net assets on November 30, 1997."]

As a percentage of net assets on November 30, 1997
--------------------------------------------------------------------------------

Lehman Brothers Treasury Index. Foreign bonds also had a rough ride as investors worried that the Pacific Rim crisis would set off selling in more liquid, emerging markets.

Right places, right times

John Hancock Government Income Fund was able to take advantage of market trends. For the six months ended November 30, 1997, the Fund's Class A and Class B shares had total returns of 6.65% and 6.25%, respectively, at net asset value. By comparison, the average general U.S. government fund returned 6.44%, according to Lipper Analytical Services, Inc.1 For longer-term performance information, please see pages six and seven.

      The Fund benefited from having a sizable stake in 10-year and 30-year Treasuries. During the period, Treasuries climbed to 42% of total assets, up from 34% at the end of May. We bought mostly 30-year Treasuries and continued to keep a below-average investment -- only about 10% of our assets -- in short-term Treasuries. Our new purchases helped extend the Fund's duration to 5.43 years, up from five years at the start of the period. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. As interest rates dropped, the Fund's longer duration gave it more opportunity for price gains.

      We also sold U.S. dollar-denominated foreign government bonds, halving our stake to 9% of assets. Our timing worked out well, as many of these bonds later depreciated with the spread of the Pacific Rim crisis. Among the investments we trimmed were bonds from Canada and selective emerging markets. At the end of November, the Fund still owned some bonds issued by Hydro-Quebec, a Canadian electric utility; the Province of Ontario; and a German state-owned bank. We kept them because they provided added income with minimal risk.

      In the mortgage area, we lightened up only slightly since our stake was already less than average. To minimize prepayment risk, we sold a few higher coupon mortgage bonds, mainly GNMAs with 8% coupons (or stated interest rates). We continued, however, to own GNMAs with 7.5% coupons -- both because the prepayment risks weren't quite as great and because we thought the added income would help the Fund. We ended November with a 33% stake in mortgage-backed securities, as well as a 12% investment in bonds issued by other U.S. government agencies.

More good times ahead

We believe there's more steam left in the bond market's rally -- so much that we wouldn't be surprised to see yields on 30-year Treasuries test their old low of 5.75%. Near term, however, we may see a brief pause in the market's climb and a buying opportunity if interest rates rise. The kind

"The Fund benefited from having a sizable stake in 10-year and 30-year Treasuries."

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------

FUND PERFORMANCE

For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended November 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 6.65% total return for the John Hancock Government Income Fund: Class A. The second represents the 6.25% total return for the John Hancock Government Income
Fund: Class B. The third represents the 6.44% total return for the average general U.S. government fund. A footnote below reads: "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average U.S. government income fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information."]

Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average U.S. government income fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

of policy response we're seeing in Asia -- with intervention from the International Monetary Fund and the central Japanese bank -- may encourage investors to move out of safer havens like Treasuries and back into foreign markets. This would, of course, hurt the U.S. bond market. But we don't expect it to last for long, given how early the policy makers still are in the process of unraveling Asia's extensive credit problems.

      We believe the U.S. bond market's prospects remain strong for several reasons. First, with inflation running around 2% and 30-year Treasury yields around 6%, bonds offer investors an historically high 4% return after inflation. Second, the Pacific Rim crisis -- as long as it lasts -- will act as a catalyst in driving investors to safer havens like U.S. Treasuries. Third, there's evidence that individual investors, after years of selling bonds, are starting to buy again. We anticipate only two possible red flags. One would be the settling of the Asian crisis, which could refocus investor attention on the United States and inflation concerns here. The other would be the spread of the Asian contagion to U.S. banks with significant business in the Far East.

      Our strategy will be to ensure the Fund is in the best possible position to take advantage of rallying bond prices. We'll do this by looking for opportunities to add to our Treasury stake. But we'll probably keep duration where it is. We'll also try to lower the Fund's prepayment risk by either cutting our mortgage stake or shifting into bonds with lower coupons. If the market plays out as we expect, bond investors have every reason to expect more good times ahead.

"We believe there's more steam left in the bond market's rally..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include the maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sale charge for Class A shares was 4.75%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                 SINCE
                                       ONE     INCEPTION
                                      YEAR     (9/30/94)
                                     ------   -----------
Cumulative Total Returns              4.64%      22.97%
Average Annual Total Returns          4.64%       7.14%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                  SINCE
                                ONE     FIVE    INCEPTION
                               YEAR    YEARS    (2/23/88)
                              ------  -------  -----------
Cumulative Total Returns       3.64%   25.96%     90.97%
Average Annual Total Returns   3.64%   4.72%       6.97%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1997

                                                     SEC 30-DAY
                                                        YIELD
                                                    ------------
John Hancock Government Income Fund: Class A            5.39%
John Hancock Government Income Fund: Class B            4.88%

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                     WHAT HAPPENED TO A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

Government Income Fund
Class A shares

[Line chart with the heading Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $13,225 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $13,118 as of November 30, 1997. The third line represents the Government Income Fund, after sales charge and is equal to $12,528 as of November 30, 1997.]

Government Income Fund
Class B shares

[Line chart with the heading Government Income Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $22,171 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, and is equal to $19,458 as of November 30, 1997.]

* No contingent deferred sales charge applicable.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
 U.S. government and agencies securities
  (cost - $421,503,983) .................................   $432,022,087
 Foreign government bonds (cost - $43,893,872) ..........     44,173,048
 Multi-family mortgage backed bonds
  (cost - $9,290,676) ...................................      9,413,062
 Joint repurchase agreement (cost - $9,864,000) .........      9,864,000
                                                          --------------
                                                             495,472,197
 Interest receivable ....................................      6,463,840
 Receivable for variation margin - Note A ...............          3,125
 Other assets ...........................................        145,950
                                                          --------------
             Total Assets ...............................    502,085,112
             -----------------------------------------------------------

Liabilities:
 Payable for shares repurchased .........................        329,330
 Dividend payable .......................................        409,413
 Payable to John Hancock Advisers, Inc. .................
  and affiliates - Note B ...............................        479,799
 Accounts payable and accrued expenses ..................        163,544
                                                          --------------
             Total Liabilities ..........................      1,382,086
             -----------------------------------------------------------

Net Assets:
 Capital paid-in ........................................    513,136,469
 Accumulated net realized loss on investments ...........    (23,235,573)
 Net unrealized appreciation of investments .............     10,923,044
 Distributions in excess of net investment income .......       (120,914)
                                                          --------------
             Net Assets .................................   $500,703,026
             ===========================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of
  beneficial interest outstanding -
  unlimited number of shares authorized
  with no par value)
 Class A - $353,317,962/38,424,960 ......................          $9.20
 =======================================================================

 Class B - $147,385,064/16,028,806 ......................          $9.20
 =======================================================================

Maximum Offering Price Per Share*
 Class A - ($9.20 x104.71%) .............................          $9.63
 =======================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest (net of foreign withholding taxes of $25,949)    $20,572,259
                                                         --------------
  Expenses:
   Investment management fee - Note B ...................     1,621,680
   Distribution and service fee - Note B
     Class A ............................................       449,170
     Class B ............................................       759,131
   Transfer agent fee - Note B ..........................       415,891
   Custodian fee ........................................        71,537
   Financial services fee - Note B ......................        45,633
   Trustees' fees .......................................        29,886
   Auditing fee .........................................        22,299
   Printing .............................................        15,758
   Registration and filing fees .........................        14,776
   Legal fees ...........................................         3,653
                                                         --------------
             Total Expenses .............................     3,449,414
             ----------------------------------------------------------

             Net Investment Income ......................    17,122,845
             ----------------------------------------------------------

  Realized and Unrealized Gain (Loss) on Investments
  and Financial Future Contracts:
   Net realized loss on investments sold ................      (677,573)
   Net realized loss on financial futures contracts .....    (1,358,240)
   Change in net unrealized appreciation/depreciation
     of investments .....................................    16,981,859
   Change in net unrealized appreciation/depreciation
     of financial futures contracts .....................       217,968
                                                         --------------
             Net Realized and Unrealized Gain
             on Investments and Financial
             Futures Contracts ..........................    15,164,014
             ----------------------------------------------------------

             Net Increase in Net Assets
             Resulting from Operations ..................   $32,286,859
             ==========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  PERIOD FROM      SIX MONTHS ENDED
                                                                               YEAR ENDED     NOVEMBER 1, 1996 TO  NOVEMBER 30, 1997
                                                                            OCTOBER 31, 1996     MAY 31, 1997(1)       (UNAUDITED)
                                                                            ----------------     ---------------       -----------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................................    $43,226,352         $21,630,521         $17,122,845
  Net realized gain (loss) on investments sold and
    financial futures contracts ...........................................     (3,061,217)          1,636,094          (2,035,813)
  Change in net unrealized appreciation/depreciation of
    investments and financial futures contracts ...........................    (14,982,333)        (10,617,602)         17,199,827
                                                                              -------------       ------------        ------------

    Net Increase in Net Assets Resulting from Operations ..................     25,182,802          12,649,013          32,286,859
                                                                              -------------       ------------        ------------

Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.6475, $0.3686 and $0.3117 per share, respectively) ......    (30,301,964)        (15,469,416)        (12,480,571)
    Class B - ($0.5817, $0.3301 and $0.2781 per share, respectively) ......    (12,924,388)         (6,102,517)         (4,706,857)
  Distributions in excess of net investment income
    Class A - ($0.0006, none and none per share, respectively) ............        (24,790)                 --                  --
    Class B - ($0.0003, none and none per share, respectively) ............         (6,308)                 --                  --
                                                                              -------------       ------------        ------------

      Total Distributions to Shareholders .................................    (43,257,450)        (21,571,933)        (17,187,428)
                                                                              -------------       ------------        ------------

From Fund Share Transactions - Net:* ......................................   (105,001,453)        (52,375,680)        (27,545,062)
                                                                              -------------       ------------        ------------

Net Assets:
  Beginning of period .....................................................    697,523,358         574,447,257         513,148,657
                                                                              -------------       ------------        ------------

  End of period (including distributions in excess of net investment income
    of $9,046, $56,331 and $120,914, respectively) ........................   $574,447,257        $513,148,657        $500,703,026
                                                                              =============       ============        ============

* Analysis of Fund Share Transactions:

                                                                                    PERIOD FROM                SIX MONTHS ENDED
                                                        YEAR ENDED               NOVEMBER 1, 1997             NOVEMBER 30, 1997
                                                     OCTOBER 31, 1996           TO MAY 31, 1997 (1)              (UNAUDITED)
                                               --------------------------   --------------------------   --------------------------
                                                  SHARES          AMOUNT       SHARES        AMOUNT         SHARES         AMOUNT
                                               -----------   ------------   -----------   ------------   -----------   ------------
CLASS A
   Shares sold ..............................    2,410,470    $21,862,541       917,678     $8,339,272     2,074,146    $18,992,535
   Shares issued to shareholders
      in reinvestment of distributions ......    1,608,652     14,641,736       843,678      7,579,076       664,087      6,061,883
                                               -----------   ------------   -----------   ------------   -----------   ------------
                                                 4,019,122     36,504,277     1,761,356     15,918,348     2,738,233     25,054,418
   Less shares repurchased ..................  (10,824,321)   (98,756,948)   (5,149,479)   (46,344,996)   (4,616,478)   (42,107,926)
                                               -----------   ------------   -----------   ------------   -----------   ------------
   Net decrease .............................   (6,805,199)  ($62,252,671)   (3,388,123)  ($30,426,648)   (1,878,245)  ($17,053,508)
                                               ===========   ============   ===========   ============   ===========   ============

CLASS B
   Shares sold ..............................    1,969,851    $18,166,729     1,548,490    $13,820,117     1,046,657     $9,529,589
   Shares issued to shareholders in
      reinvestment of distributions .........      734,239      6,692,313       361,894      3,251,553       270,377      2,468,464
                                               -----------   ------------   -----------   ------------   -----------   ------------
                                                 2,704,090     24,859,042     1,910,384     17,071,670     1,317,034     11,998,053
   Less shares repurchased ..................   (7,418,441)   (67,607,824)   (4,353,270)   (39,020,702)   (2,472,339)   (22,489,607)
                                               -----------   ------------   -----------   ------------   -----------   ------------
   Net decrease .............................   (4,714,351)  ($42,748,782)   (2,442,886)  ($21,949,032)   (1,155,305)  ($10,491,554)
                                               ===========   ============   ===========   ============   ===========   ============

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                          SEPTEMBER 30, 1994
                                                           (COMMENCEMENT OF     YEAR ENDED OCTOBER 31,
                                                            OPERATIONS) TO      ----------------------
                                                           OCTOBER 31, 1994     1995(1)        1996
                                                           ----------------     -------        ----

CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................       $8.85            $8.75         $9.32
                                                              --------         --------      --------
  Net Investment Income ..................................        0.06             0.72          0.65(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts .       (0.10)            0.57         (0.25)
                                                              --------         --------      --------
    Total from Investment Operations .....................       (0.04)            1.29          0.40
                                                              --------         --------      --------
  Less Distributions:
  Dividends from Net Investment Income ...................       (0.06)           (0.72)        (0.65)
                                                              --------         --------      --------
  Net Asset Value, End of Period .........................       $8.75            $9.32         $9.07
                                                              ========         ========      ========

  Total Investment Return at Net Asset Value (2,3) .......       (0.45%)(4)       15.32%         4.49%
  Total Adjusted Investment Return at Net Asset Value (3)        (0.46%)(4)       15.28%           --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............        $223         $470,569      $396,323
  Ratio of Expenses to Average Net Assets (2) ............        0.12%(4)         1.19%         1.17%
  Ratio of Net Investment Income to Average Net Assets (2)        0.71%(4)         7.38%         7.10%
  Portfolio Turnover Rate ................................          92%             102%(8)       106%

                                                             PERIOD FROM          SIX MONTHS ENDED
                                                           NOVEMBER 1, 1996      NOVEMBER 30, 1997
                                                          TO MAY 31, 1997(7)        (UNAUDITED)
                                                          ------------------        -----------

CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................          $9.07               $8.93
                                                                 --------            --------
  Net Investment Income ..................................           0.37(5)             0.31(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts .          (0.14)               0.27
                                                                 --------            --------
    Total from Investment Operations .....................           0.23                0.58
                                                                 --------            --------
  Less Distributions:
  Dividends from Net Investment Income ...................          (0.37)              (0.31)
                                                                 --------            --------
  Net Asset Value, End of Period .........................          $8.93               $9.20
                                                                 ========            ========

  Total Investment Return at Net Asset Value (2,3) .......           2.57%(4)            6.65%(4)
  Total Adjusted Investment Return at Net Asset Value (3)              --                  --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............       $359,758            $353,318
  Ratio of Expenses to Average Net Assets (2) ............           1.13%(6)            1.13%(6)
  Ratio of Net Investment Income to Average Net Assets (2)           7.06%(6)            6.92%(6)
  Portfolio Turnover Rate ................................            129%                 53%

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------
                                                                  1993         1994      1995(1)        1996
                                                               --------     --------    --------      --------

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................        $9.83       $10.05       $8.75         $9.32
                                                               --------     --------    --------      --------
  Net Investment Income ..................................         0.70         0.65        0.65          0.58(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts .         0.24        (1.28)       0.57         (0.24)
                                                               --------     --------    --------      --------
    Total from Investment Operations .....................         0.94        (0.63)       1.22          0.34
                                                               --------     --------    --------      --------
  Less Distributions:
  Dividends from Net Investment Income ...................        (0.72)       (0.65)      (0.65)        (0.58)
  Distributions from Net Realized Gains on Investments
    Sold and Financial Futures Contracts .................           --        (0.02)         --            --
                                                               --------     --------    --------      --------
    Total Distributions ..................................        (0.72)       (0.67)      (0.65)        (0.58)
                                                               --------     --------    --------      --------
  Net Asset Value, End of Period .........................       $10.05        $8.75       $9.32         $9.08
                                                               ========     ========    ========      ========
  Total Investment Return at Net Asset Value (2,3) .......         9.86%       (6.42%)     14.49%         3.84%
  Total Adjusted Investment Return at Net Asset Value (3)          9.85%       (6.43%)     14.47%           --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............     $293,413     $241,061    $226,954      $178,124
  Ratio of Expenses to Average Net Assets (2) ............         2.00%        1.93%       1.89%         1.90%
  Ratio of Net Investment Income to Average Net Assets (2)         7.06%        6.98%       7.26%         6.37%
  Portfolio Turnover Rate ................................          138%          92%        102%(8)       106%

                                                                   PERIOD FROM       SIX MONTHS ENDED
                                                                 NOVEMBER 1, 1996    NOVEMBER 30, 1997
                                                                 TO MAY31, 1997(7)      (UNAUDITED)
                                                                 -----------------      -----------

CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................              $9.08               $8.93
                                                                     --------            --------
  Net Investment Income ..................................               0.33(5)             0.28(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts .              (0.15)               0.27
                                                                     --------            --------
    Total from Investment Operations .....................               0.18                0.55
                                                                     --------            --------
  Less Distributions:
  Dividends from Net Investment Income ...................              (0.33)              (0.28)
  Distributions from Net Realized Gains on Investments
    Sold and Financial Futures Contracts .................                 --                  --
                                                                     --------            --------
    Total Distributions ..................................              (0.33)              (0.28)
                                                                     --------            --------
  Net Asset Value, End of Period .........................              $8.93               $9.20
                                                                     ========            ========
  Total Investment Return at Net Asset Value (2,3) .......               2.02%(4)            6.25%(4)
  Total Adjusted Investment Return at Net Asset Value (3)                  --                  --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............           $153,390            $147,385
  Ratio of Expenses to Average Net Assets (2) ............               1.86%(6)            1.88%(6)
  Ratio of Net Investment Income to Average Net Assets (2)               6.32%(6)            6.18%(6)
  Portfolio Turnover Rate ................................                129%                 53%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   On average month-end shares outstanding.
(6)   Annualized.
(7) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.
(8)   Portfolio turnover excludes merger activity.

                            SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on November 30, 1997. It's divided into four main categories: U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                  PAR  VALUE
                                                                  INTEREST         MATURITY         (000s              MARKET
ISSUER, DESCRIPTION                                                 RATE             DATE          OMITTED)             VALUE
-------------------                                              ----------       ----------      ----------         ----------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (41.64%)
  United States Treasury,
    Bond * ..............................................           12.750%         11-15-10        $14,000         $19,908,420
    Bond ................................................           12.000          08-15-13         34,200          50,038,704
    Bond ................................................            8.125          08-15-19         38,000          46,995,360
    Bond ................................................            6.375          08-15-27         24,500          25,476,080
    Bond ................................................            6.125          11-15-27          7,000           7,078,750
    Note ................................................           15.750          11-15-01         14,340          19,278,337
    Note ................................................           10.750          02-15-03         22,000          26,723,180
    Note ................................................           11.875          11-15-03          5,000           6,482,800
    Note ................................................           10.750          08-15-05          5,000           6,469,550
                                                                                                                    -----------
                                                                                                                    208,451,181
                                                                                                                    -----------
Government - U.S. Agencies (44.65%)
  Federal Home Loan Mortgage Corp.,
    CMO REMIC 1094-K ....................................            7.000          06-15-21          2,300           2,309,338
    CMO REMIC 1608-L ....................................            6.500          09-15-23          7,000           6,814,010
    CMO REMIC 1634-PN ...................................            4.500          12-15-23         10,575           8,327,813
    CMO REMIC 1667-PE ...................................            6.000          03-15-08         11,750          11,650,830
  Federal Judiciary Office Building,
    Zero Coupon Bond ....................................             Zero          02-15-01            250             206,875
  Federal National Mortgage Assn.,
    10 Yr Pass Thru Ctf .................................            9.150          04-10-98          8,000           8,097,520
    30 Yr Pass Thru Ctf .................................            8.500          09-01-24 to      11,945          12,542,120
                                                                                    10-01-24
    CMO REMIC 1990-51-H .................................            7.500          05-25-20            200             204,562
    CMO REMIC 1990-58-J .................................            7.000          05-25-20          3,700           3,719,647
    CMO REMIC 1990-94-D .................................            6.500          08-25-20          1,636           1,619,207
    CMO REMIC 1991-56-M .................................            6.750          06-25-21          4,000           4,017,480
    Medium Term Note ....................................            9.400          08-10-98          9,240           9,455,107
    Medium Term Note ....................................            9.550          03-10-99          7,450           7,780,557
    Medium Term Note ....................................           11.875          05-19-00          6,800           7,712,696
  Financing Corp.,
    Bond ................................................            9.400          02-08-18          4,000           5,371,240
    Bond ................................................            9.650          11-02-18          1,600           2,197,248
  Government National Mortgage Assn.,
    30 Yr Pass Thru Ctf .................................            6.500          03-20-23         10,566          10,843,244

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

                                                                                                 PAR  VALUE
                                                                INTEREST         MATURITY           (000s              MARKET
ISSUER, DESCRIPTION                                               RATE             DATE            OMITTED)            VALUE
-------------------                                            ----------       ----------        ----------         ----------

Government - U.S. Agencies (continued)

  30 Yr Pass Thru Ctf .......................................    7.500%         05-15-23 to         $82,639          $84,489,993
                                                                                   12-15-25
  30 Yr Pass Thru Ctf .......................................    8.000          09-15-23 to          23,049           23,897,488
                                                                                   08-15-24
  30 Yr Pass Thru Ctf .......................................   11.000          01-15-14 to           7,211            8,232,863
                                                                                   12-15-15
Small Business Administration,
  Pass Thru Ctf Ser 97-E ....................................    7.300             05-01-17           3,944            4,081,068
                                                                                                                     -----------
                                                                                                                     223,570,906
                                                                                                                     -----------

                                                TOTAL U.S.GOVERNMENT AND AGENCIES SECURITIES
                                                                         (Cost $421,503,983)         (86.29%)        432,022,087
                                                                                                   --------          -----------

FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (8.82%)
  Argentina, Republic of,
    Global Bond..............................................    9.750             09-19-27             389              356,731
  Brazil, Republic of,
    Bond Ser A ..............................................   6.8125#            01-01-01           5,613            5,304,049
  Hydro-Quebec Corp.,
    Deb Ser HK...............................................    9.375             04-15-30           5,440            7,082,282
    Deb .....................................................    9.400             02-01-21           5,000            6,359,450
  Landeskreditbank Baden - Wuerttemberg,
    Sub Note.................................................    7.625             02-01-23           8,650            9,672,084
  Ontario, Province of,
    30 Yr Deb................................................   11.500             03-10-13          12,400           13,103,452
  United Mexican States,
    Bond.....................................................   11.375             09-15-16           1,000            1,135,000
    Bond.....................................................   11.500             05-15-26           1,000            1,160,000
                                                                                                                     -----------

                                                             TOTAL FOREIGN GOVERNMENT BONDS
                                                                          (Cost $43,893,872)          (8.82%)         44,173,048
                                                                                                   --------          -----------

MULTI-FAMILY MORTGAGE-BACKED BONDS (1.88%)
  DLJ Mortgage Acceptance Corp.,
    CMO 1993-M10-A2..........................................    7.200             07-15-03           4,435            4,584,801
    CMO 1993-MF7-A1..........................................    7.400             06-18-03           4,643            4,828,261
                                                                                                                     -----------

                                                   TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                          (Cost $9,290,676)           (1.88%)          9,413,062
                                                                                                   --------          -----------

                                                                     TOTAL LONG-TERM BONDS
                                                                        (Cost $474,688,531)          (96.99%)        485,608,197
                                                                                                   --------          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                           -------------------------
                              FINANCIAL STATEMENTS
                           -------------------------

                   John Hancock Funds - Government Income Fund

                                                                                               PAR  VALUE
                                                                       INTEREST                  (000s             MARKET
ISSUER, DESCRIPTION                                                      RATE                   OMITTED)           VALUE
-------------------                                                   -----------             -----------       -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.97%)
  Investment in a joint repurchase agreement transaction
   with Swiss Bank Corp. Dated 11-28-97, Due 12-01-97
   (Secured by U.S. Treasury Note, 7.75%, Due
   12-31-99 and U.S. Treasury Bonds, 6.50% thru 11.25%,
   Due 02-15-15 thru 11-15-26) Note A ............................      5.670%                   $9,864           $9,864,000
                                                                                                                ------------

                                                            TOTAL SHORT-TERM INVESTMENTS          (1.97%)          9,864,000
                                                                                                --------        ------------

                                                                       TOTAL INVESTMENTS         (98.96%)       $495,472,197
                                                                                                ========        ============

* U.S. Treasury Bonds with a value of $170,644 owned by the fund were segregated as margin deposits for future contracts at November 30, 1997.

# Represents rate in effect on November 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                        --------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                   John Hancock Funds - Government Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $20,815,945 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
May 31, 2002 -- $15,347,195, May 31, 2003 -- $1,419,401, May 31, 2004 --
$1,964,217 and May 31, 2005 -- $2,085,132. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

================================================================================

                        --------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                   John Hancock Funds - Government Income Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the period ended November 30, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At November 30, 1997, open positions in financial futures contracts were as follows:

                                                            UNREALIZED
EXPIRATION        OPEN CONTRACTS          POSITION          DEPRECIATION
----------        --------------          --------          ------------

MAR 98            25 TREASURY BOND        LONG                $3,907
                                                             =======

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently

================================================================================

                        --------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                   John Hancock Funds - Government Income Fund

marked-to-market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the period ended November 30, 1997.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $85,762. Out of this amount, $9,789 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $68,305 was paid as sales commissions to unrelated broker-dealers and $7,668 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $137,409.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

================================================================================

                        --------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                        --------------------------------

                   John Hancock Funds - Government Income Fund

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $7,285.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1997, aggregated $263,522,783 and $292,494,360, respectively.

      The cost of investments (including the joint repurchase agreement) owned at November 30, 1997 for federal income tax purposes was $484,552,531. Gross unrealized appreciation and depreciation of investments aggregated $17,113,286 and $6,193,620, respectively, resulting in net unrealized appreciation of $10,919,666.

                                 --------------
                                      NOTES
                                 --------------

                   John Hancock Funds - Government Income Fund

================================================================================

                                                            -----------------
                                                                Bulk Rate
                                                               U.S. Postage
                                                                   PAID
                                                               Randolph, MA
                                                              Permit No. 75
                                                            -----------------

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

JOHN HANCOCK FUNDS
A Global Investment Management Firm

101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
INTERNET: www.jhancock.com/funds

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                    560SA 11/97
                                                                           1/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   High Yield
                                    Bond Fund

                                NOVEMBER 30, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                     ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                     ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

    The financial markets in 1997 have been anything but dull. Bond investors have enjoyed the benefits of a strong economy with no inflation. Stock investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

    The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

    In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

    We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

                             John Hancock High Yield
                                    Bond Fund

                Asian turmoil temporarily sidetracks an otherwise
                     strong six months for high-yield bonds

High-yield bonds turned in a solid performance over the last six months, bolstered by a buoyant U.S. economy, record high demand and declining interest rates. But at the end of October, these higher-yielding, lower-rated bonds ran into some stiff headwinds that blew in from Asia on the heels of growing currency and financial troubles there. As those markets dropped sharply, financial markets worldwide felt the effects, when many fearful investors sold higher-risk investments and moved into U.S. Treasuries. This "flight to quality" caused downward pressure on high-yield bond prices as the spread, or difference in yield, between high-yield bonds and Treasuries widened. Longer-term Treasuries were the biggest beneficiaries of the tumult, with the 30-year Treasury returning 14.45% for the six months ended November 30. By contrast, Treasury bonds with 10-year maturities advanced by 8.90%, while the broad high-yield bond market returned 7.52%, as measured by the Merrill Lynch high-yield bond index.

    Despite the weakness in the last month of the period, the high-yield bond market, and John Hancock High Yield Bond Fund in particular, posted strong returns. For the six months ended November 30, 1997, the Fund's Class A and Class B shares returned 8.68% and 8.27%, respectively, at net asset value. That compared favorably with the 7.47% return of the average high current yield fund, according to Lipper

"High-yield bonds turned in a solid performance over the last six months..."


[A 2 1/4" x 3 1/2" photo fund management team at bottom right. Caption reads:
"Arthur Calavatrinos (right) and Fund management team members (l-r) Fred Cavanaugh, Linda Carter and Jamie Kellogg."]

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
TOP FIVE SECURITIES

[Chart with heading "Top Five Securities" at top of left hand column. The chart lists five holdings: 1) Northwest Airlines 3.6% 2) Gaylord Container 2.5%
3)Nextel Communications 2.4 % 4) Gulf States Steel 2.4% 5) US Airways Group 2.2%. A footnote below reads "As a percentage of net assets on November 30, 1997."]

--------------------------------------------------------------------------------

Analytical Services, Inc.(1) Longer-term performance information can be found on pages six and seven.

Performance and strategy review

During the last six months, our in-depth company analysis and careful credit selection helped the Fund outperform its peers. These two linchpins of the Fund's investment process led us to companies whose business prospects we believe make them worth the extra credit risk of investing in companies rated below investment grade. Specifically, the Fund was boosted by strong performances from our telecommunications companies Nextel Communications and McCaw International. McCaw's bond prices rose along with growing customer demand in Brazil and spillover from the positive news surrounding sister company Nextel.

    Several of our holdings also benefited from mergers or bond calls. Sheffield Steel's 12% coupon bonds rose by almost 13% over the last six months and their bonds were called as the period ended at prices nicely higher than what we paid. Americold's bonds also had strong price gains during the period when the company merged with another warehouse refrigeration company. In addition to the price gains, the bond carries a high coupon of 12 7/8%.

    The Fund is permitted by its investment policy to invest in stocks on a limited basis. During the period, several of our equity holdings contributed to the Fund's performance. The stock of USX/Delhi Group, a natural gas pipeline company, for example, rose by almost 40% after the company was sold to Koch Industries. We also benefited from our stake in the Great Atlantic & Pacific Tea Co. stock, which we bought as a value play when it was trading at inexpensive levels, and have seen the price rise 12% in the period. The company recently increased its dividend even after announcing disappointing earnings. We're also encouraged by increased stock-buying activity by company insiders.

Airlines mixed; opportunities among laggards

We had mixed success with our airline stocks in the last six months. Our largest holding, Northwest Airlines, which services the Far East, was hit by the Asian contagion and its stock stayed essentially flat. US Airways Group, on the other hand, performed well because of its domestic route restructuring and a highly focused new management team. We also bought the stock of Galileo International, which owns the second largest airline reservation system. The company is very profitable and we like it because of its focus on the international side of the business, where we believe there's more potential for growth.

    Our biggest disappointments came from our bonds of Indonesian paper companies Indah Kiat and Asia Pulp and Paper, which suffered from the

"Several of our holdings also benefited from mergers or bond calls."

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is McCaw International followed by an up arrow and the phrase "Growing customer demand in Brazil." The second listing is USX/Delhi followed by an up arrow and the phrase "Price gains after announced takeover." The third listing is India Kiat followed by a down arrow and the phrase "Bond prices fall with Asian market turmoil." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
FUND PERFORMANCE
For the six months ended November 30, 1997

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended November 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 8.68% total return for the John Hancock High Yield Bond Fund, Class A. The second represents the 8.27% total return for John Hancock High Yield Bond Fund, Class B. The third represents the 7.47% total return for the average high current yield fund. A footnote below reads: "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."]

Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.
--------------------------------------------------------------------------------

Southeast Asian currency turmoil. But we continue to believe that these world-class companies will withstand the regional woes, given their strong sources of U.S. dollar-based revenues.

    Indeed, we believe that the latest regional upheaval has provided some interesting opportunities to invest in solid companies in emerging markets at very reasonable prices. As the period ended, we selectively added several bonds from Brazil to the portfolio, including utility company Espirito Santo and chemical company Trikem. These bonds, too, took a step back when investors feared that Latin American countries would experience the same types of currency devaluations that sparked Southeast Asia's crisis. But in our view, these are companies with strong fundamentals that have unfairly been tarnished by the emerging-market jitters. On top of their attractive yields, they also provide strong potential for price gains when market fears dissipate.

Outlook

Going forward, we see reasons for both optimism and caution as we enter 1998, and we're keeping our outlook guarded for high-yield bonds. On one hand, demand continues to remain strong for high-yield bonds. The prospect of more tame inflation and moderating economic growth should keep investors clamoring for high-yield bonds' heftier income levels. On the other hand, the current economic expansion is entering its eighth, and record-setting year. After the amount of growth that we've seen in corporate profits, and with worldwide events possibly contributing to a tempering of the economy, we could be in for some rockier road ahead. Overall, we believe investors would be wise to temper their expectations going forward.

    In this fluid environment, we'll stay fully invested, not trying to time the market's moves. Now, more than ever, we will continue to apply our rigorous company analysis and selection criteria to make sure that we're not only finding companies providing the best opportunities for the risks we're taking, but also avoiding the others. As always, we intend to stay focused on providing shareholders with high current income and the potential for price gains.

"...we're keeping our outlook guarded for high-yield bonds."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997
                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (6/30/93)
                                                    ----     ---------
Cumulative Total Returns                           16.44%     52.42%
Average Annual Total Returns                       16.44%     10.41%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (10/26/87)
                                         ----       -----   ----------
Cumulative Total Returns                 16.01%     72.93%    158.47%
Average Annual Total Returns             16.01%     11.58%     10.03%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1997
                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock High Yield Bond Fund: Class A                      9.29%
John Hancock High Yield Bond Fund: Class B                      8.97%

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

High Yield Bond Fund Fund
Class A shares

[Line chart with the heading High Yield Bond Fund Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $15,855 as of November 30, 1997. The second line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $15,201 as of November 30, 1997. The third line represents the High Yield Bond Fund Fund, after sales charge, and is equal to $15,141 as of November 30, 1997.]

High Yield Bond Fund Fund
Class B shares

[Line chart with the heading High Yield Bond Fund Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $27,268 as of November 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on October 26, 1987, before sales charge, and is equal to $25,646 of November 30, 1997.]

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds (cost - $565,959,580) .................................    $567,744,858
   Common and preferred stocks
     and warrants (cost - $144,864,651) ........................     160,833,991
   Joint repurchase agreement (cost - $3,828,000) ..............       3,828,000
   Corporate savings account ...................................             243
                                                                    ------------
                                                                     732,407,092
  Receivable for investments sold ..............................      10,359,297
  Receivable for shares sold ...................................       5,016,885
  Interest receivable ..........................................      15,243,111
  Dividends receivable .........................................          39,967
  Foreign tax receivable .......................................           5,250
  Receivable for forward foreign currency exchange
   contracts sold - Note A .....................................          91,046
  Other assets .................................................          33,499
                                                                    ------------
                    Total Assets ...............................     763,196,147
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      14,831,979
  Payable for shares repurchased ...............................         273,712
  Dividend Payable .............................................       1,113,940
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .....................................         417,670
  Accounts payable and accrued expenses ........................         104,429
                                                                    ------------
                    Total Liabilities ..........................      16,741,730
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     718,029,383
  Accumulated net realized gain on investments,
   financial futures contracts
   and foreign currency transactions ...........................      10,263,508
  Net unrealized appreciation of investments,
   financial futures contracts
   and foreign currency transactions ...........................      17,843,592
  Undistributed net investment income ..........................         317,934
                                                                    ------------
                    Net Assets .................................    $746,454,417
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - 125,000,000 shares authorized
   with $0.01 per share par value)
  Class A - $165,596,855/20,325,485 ............................           $8.15
  ==============================================================================
  Class B - $580,857,562/71,294,901 ............................           $8.15
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($8.15 x 104.71%) ..................................           $8.53
  ==============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ...................................................      $30,582,096
  Dividends
   (net of foreign withholding taxes of $33,481) .............        2,259,066
                                                                   ------------
                                                                     32,841,162
                                                                   ------------
  Expenses:
   Investment management fee - Note B ........................        1,639,423
   Distribution and service fee - Note B
     Class A .................................................          173,907
     Class B .................................................        2,441,437
   Transfer agent fee - Note B ...............................          289,145
   Registration and filing fees ..............................           73,034
   Custodian fee .............................................           71,939
   Financial services fee - Note B ...........................           55,891
   Auditing fee ..............................................           14,456
   Trustees' fees ............................................           14,356
   Printing ..................................................           10,135
   Legal fees ................................................            5,439
   Miscellaneous .............................................            4,761
                                                                   ------------
                    Total Expenses ...........................        4,793,923
                    -----------------------------------------------------------
                    Net Investment Income ....................       28,047,239
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts and
Foreign Currency Transactions:
  Net realized gain on investments sold ......................       14,592,247
  Net realized gain on financial futures contracts ...........          662,190
  Net realized loss on foreign currency transactions .........         (132,347)
  Change in net unrealized appreciation/depreciation
   of investments ............................................        1,628,195
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ..........................           87,603
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ............       16,837,888
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................      $44,885,127
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   PERIOD FROM     SIX MONTHS ENDED
                                                                                YEAR ENDED    NOVEMBER 1, 1996 TO  NOVEMBER 30, 1997
                                                                             OCTOBER 31, 1996   MAY 31, 1997(1)      (UNAUDITED)
                                                                             ----------------   ---------------      -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................................      $22,815,855       $21,437,615       $28,047,239
  Net realized gain on investments sold, financial futures
    contracts and foreign currency transactions ...........................        8,029,590         8,136,023        15,122,090
  Change in net unrealized appreciation/depreciation of investments,
    financial futures contracts and foreign currency transactions .........        3,085,336         8,545,138         1,715,798
                                                                               -------------     -------------     -------------
   Net Increase in Net Assets Resulting from Operations ...................       33,930,781        38,118,776        44,885,127
                                                                               -------------     -------------     -------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.7560, $0.4529 and $0.3943 per share, respectively) .......       (3,878,979)       (4,535,707)       (6,634,118)
   Class B - ($0.7024, $0.4192 and $0.3635 per share, respectively) .......      (18,935,736)      (16,798,872)      (21,511,073)
                                                                               -------------     -------------     -------------
     Total Distributions to Shareholders ..................................      (22,814,715)      (21,334,579)      (28,145,191)
                                                                               -------------     -------------     -------------
From Fund Share Transactions - Net: * .....................................       77,581,499       164,429,074       252,765,592
                                                                               -------------     -------------     -------------
Net Assets:
  Beginning of period .....................................................      207,038,053       295,735,618       476,948,889
                                                                               -------------     -------------     -------------
  End of period (including distributions in excess of net investment income of $51,675, undistributed net investment income of $415,886
   and $317,934, respectively) ............................................     $295,735,618      $476,948,889      $746,454,417
                                                                               =============     =============     =============

* Analysis of Fund Share Transactions:

                                                                             PERIOD FROM               SIX MONTHS ENDED
                                                  YEAR ENDED             NOVEMBER 1, 1996 TO          NOVEMBER 30, 1997
                                               OCTOBER 31, 1996             MAY 31, 1997(1)              (UNAUDITED)
                                          --------------------------   -------------------------   -------------------------
                                             SHARES         AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                                             ------         ------        ------        ------       ------        ------
CLASS A
   Shares sold ..........................   8,767,330    $65,045,830    9,294,156    $71,427,228   13,898,830   $113,649,260
   Shares issued to shareholders in
     reinvestment of distributions ......     274,586      2,040,722      296,915      2,292,966      378,334      3,080,093
                                          -----------   ------------   ----------   ------------   ----------   ------------
                                            9,041,916     67,086,552    9,591,071     73,720,194   14,277,164    116,729,353
   Less shares repurchased ..............  (5,722,882)   (42,359,728)  (4,147,415)   (31,953,487)  (6,388,408)   (52,381,864)
                                          -----------   ------------   ----------   ------------   ----------   ------------
   Net increase .........................   3,319,034    $24,726,824    5,443,656    $41,766,707    7,888,756    $64,347,489
                                          ===========   ============   ==========   ============   ==========   ============
CLASS B
   Shares sold ..........................  16,014,384   $119,134,111   22,945,002   $176,520,972   30,540,335   $248,777,496
   Shares issued to shareholders in
     reinvestment of distributions ......   1,109,704      8,233,250      848,334      6,554,413      896,364      7,299,380
                                          -----------   ------------   ----------   ------------   ----------   ------------
                                           17,124,088    127,367,361   23,793,336    183,075,385   31,436,699    256,076,876
   Less shares repurchased .............. (10,029,960)   (74,512,686)  (7,837,914)   (60,413,018)  (8,278,731)   (67,658,773)
                                          -----------   ------------   ----------   ------------   ----------   ------------
   Net increase .........................   7,094,128    $52,854,675   15,955,422   $122,662,367   23,157,968   $188,418,103
                                          ===========   ============   ==========   ============   ==========   ============

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                              FOR THE PERIOD
                                            FROM JUNE 30, 1993
                                             (COMMENCEMENT OF           YEAR ENDED OCTOBER 31,       PERIOD FROM    SIX MONTHS ENDED
                                              OPERATIONS) TO    -------------------------------  NOVEMBER 1, 1996  NOVEMBER 30, 1997
                                             OCTOBER 31, 1993      1994       1995(1)     1996    TO MAY 31, 1997(6)  (UNAUDITED)
                                             ----------------      ----       -------     ----    ------------------  -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....        $8.10         $8.23        $7.33      $7.20        $7.55           $7.87
                                                  -------       -------      -------    -------      -------         -------
  Net Investment Income ....................         0.33          0.80(2)      0.72       0.76(2)      0.45            0.39
  Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions ............................         0.09         (0.83)       (0.12)      0.35         0.32            0.28
                                                  -------       -------      -------    -------      -------         -------
   Total from Investment Operations ........         0.42         (0.03)        0.60       1.11         0.77            0.67
                                                  -------       -------      -------    -------      -------         -------
  Less Distributions:
   Dividends from Net Investment Income ....        (0.29)        (0.82)       (0.73)     (0.76)       (0.45)          (0.39)
   Distributions from Net Realized
     Gain on Investments Sold ..............           --         (0.05)          --         --           --              --
                                                  -------       -------      -------    -------      -------         -------
   Total Distributions .....................        (0.29)        (0.87)       (0.73)     (0.76)       (0.45)          (0.39)
                                                  -------       -------      -------    -------      -------         -------
  Net Asset Value, End of Period ...........        $8.23         $7.33        $7.20      $7.55        $7.87           $8.15
                                                  =======       =======      =======    =======      =======         =======
  Total Investment Return at Net Asset
    Value (3) ..............................         4.96%(4)     (0.59%)       8.83%     16.06%       10.54%(4)        8.68%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .       $2,344       $11,696      $26,452    $52,792      $97,925         $165,597
  Ratio of Expenses to Average Net Assets ..         0.91%(5)      1.16%        1.16%      1.10%        1.05%(5)        0.94%(5)
  Ratio of Net Investment Income to
    Average Net Assets .....................        12.89%(5)     10.14%       10.23%     10.31%       10.19%(5)        9.51%(5)
  Portfolio Turnover Rate ..................          204%          153%          98%       113%          78%             61%
  Average Brokerage Commission Rate (7) ....           --            --           --         --      $0.0583         $0.0626

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM    SIX MONTHS
                                                                                                         NOVEMBER 1,      ENDED
                                                            YEAR ENDED OCTOBER 31,                          1996       NOVEMBER 30,
                                               -----------------------------------------------------      TO MAY 31,      1997
                                                  1992       1993      1994         1995       1996        1997(6)     (UNAUDITED)
                                                  ----       ----      ----         ----       ----        -------     -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......    $7.44      $7.43      $8.23        $7.33      $7.20        $7.55         $7.87
                                               -------   --------   --------     --------   --------     --------      --------
  Net Investment Income .....................     0.87       0.80       0.74(2)      0.67       0.70(2)      0.42          0.36
  Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency
   Transactions .............................    (0.04)      0.75      (0.83)       (0.13)      0.35         0.32          0.28
                                               -------   --------   --------     --------   --------     --------      --------
   Total from Investment Operations .........     0.83       1.55      (0.09)        0.54       1.05         0.74          0.64
                                               -------   --------   --------     --------   --------     --------      --------
  Less Distributions:
   Dividends from Net Investment Income .....    (0.84)     (0.75)     (0.76)       (0.67)     (0.70)       (0.42)        (0.36)
   Distributions from Net Realized Gain
     on Investments Sold ....................       --         --      (0.05)          --         --           --            --
                                               -------   --------   --------     --------   --------     --------      --------
   Total Distributions ......................    (0.84)     (0.75)     (0.81)       (0.67)     (0.70)       (0.42)         0.36
                                               -------   --------   --------     --------   --------     --------      --------
  Net Asset Value, End of Period ............    $7.43      $8.23      $7.33        $7.20      $7.55        $7.87         $8.15
                                               =======   ========   ========     ========   ========     ========      ========
  Total Investment Return at Net Asset
    Value (3) ...............................    11.56%     21.76%     (1.33%)       7.97%     15.24%       10.06%(4)      8.27%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)  .  $98,560   $154,214   $160,739     $180,586   $242,944     $379,024      $580,858
  Ratio of Expenses to Average Net Assets ...     2.25%      2.08%      1.91%        1.89%      1.82%        1.80%(5)      1.69%(5)
  Ratio of Net Investment Income to Average
   Net Assets ...............................    11.09%     10.07%      9.39%        9.42%      9.49%        9.45%(5)      8.78%(5)
  Portfolio Turnover Rate ...................      206%       204%       153%          98%       113%          78%           61%
  Average Brokerage Commission Rate (7) .....       --         --         --           --         --      $0.0583       $0.0626

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Schedule of Investments
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on November 30, 1997. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

BONDS
Agricultural Operations (0.54%)
  Iowa Select Farms L.P./ISF Finance Inc.,
   Sr Sub Note  12-01-05 (R) .............................................    10.750%       B3       $4,000     $4,055,000
                                                                                                               -----------
Automobile/Trucks (0.98%)
  J.B. Poindexter & Co., Inc.,
   Sr Note  05-15-04 .....................................................    12.500        B-        5,750      5,778,750
  Key Plastics, Inc.,
   Sr Note  11-15-99 .....................................................    14.000        B2        1,365      1,525,388
                                                                                                               -----------
                                                                                                                 7,304,138
                                                                                                               -----------
Banks - Foreign (0.05%)
  Sumitomo Bank International Finance N.V.,
   Gtd Sub Note (Japan) 05-31-01# (R) ....................................     0.750        A2       50,000        399,608
                                                                                                               -----------
Banks - United States (0.54%)
  CSBI Capital Trust I,
   Gtd Sec Bond Ser A 06-06-27 (R) .......................................    11.750        B-        3,890      4,006,700
                                                                                                               -----------
Building (1.44%)
  Fortress Group, Inc.,
   Sr Note  05-15-03 .....................................................    13.750        B3        4,000      4,480,000
  Koppers Industries, Inc.,
   Sr Sub Note  12-01-07 (R) .............................................     9.875        B-        2,000      2,030,000
  The Presley Companies,
   Gtd Sr Note  07-01-01 .................................................    12.500        CCC       4,519      4,259,158
                                                                                                               -----------
                                                                                                                10,769,158
                                                                                                               -----------
Business Services - Misc. (0.40%)
  Comforce Operating, Inc.,
   Sr Note  12-01-07 (R) .................................................    12.000        B-        3,000      3,015,000
                                                                                                               -----------
Chemicals (1.53%)
  OPP Petroquimica S.A.,
   Bond (Brazil) 10-29-04 (R) (Y) ........................................    11.000        B+        2,000      1,860,000
  Trikem S.A.,
   Bond (Brazil) 07-24-07 (R) (Y) ........................................    10.625        BB-      11,000      9,570,000
                                                                                                               -----------
                                                                                                                11,430,000
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Computers (0.33%)
  Interact Systems, Inc.,
   Unit (Sr Disc Note 08-01-03 & Warrant), Step Coupon
   (14.00%, 08-01-00)  (A) (R) ...........................................    14.000%       B        $6,000     $2,460,000
                                                                                                               -----------
Containers (6.48%)
  Gaylord Container Corp.,
   Sr Sub Disc Deb  05-15-05 .............................................    12.750        B-       17,500     18,856,250
  MVE, Inc.,
   Sr Sec Note  02-15-02 .................................................    12.500        B         7,011      6,940,890
  Riverwood International Corp.,
   Gtd Sr Sub Note  04-01-08 .............................................    10.875        CCC+     10,000      9,800,000
  Stone Container Corp.,
   Unit (Sr Sub Deb & Supplemental Interest Cert)  04-01-02 ..............    12.250        B-       12,250     12,740,000
                                                                                                               -----------
                                                                                                                48,337,140
                                                                                                               -----------
Electronics (0.88%)
  Electronic Retailing Systems International, Inc.,
   Sr Disc Note 02-01-04, Step Coupon (13.25%, 02-01-00) (A) .............      Zero        B         1,000        690,000
  Hyperion Telecommunications, Inc.,
   Sr Sec Note  09-01-04 (R) .............................................    12.250        B         1,000      1,065,000
  Intertek Finance Plc,
   Gtd Sr Sec Sub Note, Ser B (United Kingdom) 11-01-06 (Y) ..............    10.250        B         1,150      1,204,625
  Teletrac, Inc.,
   Unit (Sr Note & Warrant)  08-01-07 (r) ................................    14.000        B-        3,500      3,622,500
                                                                                                               -----------
                                                                                                                 6,582,125
                                                                                                               -----------
Finance (1.66%)
  Advance Agro Public Co.,
   Sr Note (Thailand) 11-15-07 (R) (Y) ...................................    13.000        CCC+      3,000      2,715,000
  Pindo Deli Finance Mauritius Ltd.,
   Gtd Note (Indonesia) 10-01-07 (R) (Y) .................................    10.750        BB        1,500      1,387,500
  Superior National Capital Trust I,
   Gtd Trust Preferred Security  12-01-17 (R) ............................    10.750        BB        1,000      1,000,000
  Tjiwi Kimia Finance Mauritius Ltd.,
   Sr Gtd Note (Indonesia) 08-01-04 (R) (Y) ..............................    10.000        BB        3,500      3,185,000
  Mercury Finance Co.,
   Commercial Paper, 10-01-00 ............................................     7.000        B         4,746      4,128,764
                                                                                                               -----------
                                                                                                                12,416,264
                                                                                                               -----------
Food (3.66%)
  Americold Corp.,
   Sr Sub Note  05-01-08 .................................................    12.875        B-        2,000      2,460,000
  SC International Services, Inc.,
   Sr Sub Note  09-01-07 (R) .............................................     9.250        B         4,000      4,100,000
  Specialty Foods Acquisition Corp.,
   Sr Sub Note Ser B  08-15-03 ...........................................    11.250        Caa3     16,000     15,440,000
  Specialty Foods Corp.,
   Sr Sec Disc Deb Ser B  08-15-05, Step Coupon (13.00%, 08-15-99) (A) ...      Zero        Ca       12,000      5,280,000
                                                                                                               -----------
                                                                                                                27,280,000
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Glass Products (1.01%)
  Glasstech, Inc.,
   Unit (Sr Note & Warrant)  07-01-04 (R) ................................    12.750%       B        $2,000     $2,090,000
  VICAP S.A. de C.V.,
   Gtd Sr Note (Mexico) 05-15-07 (R) (Y) .................................    11.375        B+        5,000      5,425,000
                                                                                                               -----------
                                                                                                                 7,515,000
                                                                                                               -----------
Government - Foreign (0.52%)
  Bonos Del Tesoro, Republic of Argentina,
   Bond (Argentina) 12-13-98 (Y) .........................................     8.000        B         1,000        984,000
  City of Moscow,
   Bond (Russia) 05-31-00 (Y) ............................................     9.500        B         3,000      2,925,000
                                                                                                               -----------
                                                                                                                 3,909,000
                                                                                                               -----------
Insurance (1.19%)
  SIG Capital Trust I,
   Gtd Trust Preferred Security  08-15-27 (R) ............................     9.500        BB+       9,000      8,865,000
                                                                                                               -----------
Leisure (10.93%)
  Agrosy Gaming Co.,
   1st Mtg Note  06-01-04 ................................................    13.250        B+        4,950      5,011,875
  Argosy Gaming Co.,
   Sub Note  06-01-01 ....................................................    12.000        B-        8,122      6,903,700
  Casino America, Inc.,
   Sr Sec Note  08-01-03 .................................................    12.500        B        11,200     12,138,000
  Casino Magic - Louisiana,
   1st Mtg Ser B  08-15-03 ...............................................    13.000        B3       10,500     10,237,500
  Coast Hotels & Casinos, Inc.,
   1st Mtg Ser B  12-15-02 ...............................................    13.000        B         3,000      3,375,000
  Fitzgeralds Gaming Corp.,
   Unit (Sr Sec Note & Warrant)  12-31-02 ................................    13.000        Caa2      3,500      3,465,000
  GB Property Funding Corp.,
   1st Mtg  01-15-04 .....................................................    10.875        CCC+     11,000      9,460,000
  IHF Holdings, Inc.,
   Sr Sub Disc Note Ser B 11-15-04, Step Coupon (15.00%, 11-15-99) (A) ...      Zero        Caa2      5,000      4,375,000
  Showboat, Inc.,
   Sr Sub Note  08-01-09 .................................................    13.000        B         2,000      2,320,000
  Trump Castle Funding, Inc.,
   1st Mtg Note  11-15-03 ................................................    11.750        Caa1     13,300     12,402,250
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Sec Note  06-15-05 .................................................    15.500        B+        8,520      9,883,200
  Venetian Casino Resort LLC,
   1st Mtg Note 11-15-04 (R) .............................................    12.250        B+        2,000      2,022,500
                                                                                                               -----------
                                                                                                                81,594,025
                                                                                                               -----------
Manufacturing (2.25%)
  Icon Health & Fitness, Inc.,
   Sr Sub Note Ser B  07-15-02 ...........................................    13.000        CCC+      2,000      2,250,000
  International Semi-Tech Microelectronics, Inc.,
   Sr Disc Note 08-15-03, Step Coupon (11.50%, 08-15-00) (Canada) (A)(Y) .      Zero        B+       23,282      9,778,440

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Manufacturing (continued)
  Scovill Fasteners, Inc.,
   Sr Note  11-30-07 (R) .................................................    11.250%       B        $3,000     $3,022,500
  Tokheim Corp.,
   Sr Sub Note Ser B  08-01-06 ...........................................    11.500        B3        1,500      1,710,000
                                                                                                               -----------
                                                                                                                16,760,940
                                                                                                               -----------
Media (1.66%)
  American Telecasting, Inc.,
   Sr Disc Note 06-15-04, Step Coupon (14.50%, 06-15-99) (A) .............      Zero        CCC+      2,000        700,000
  Digital Television Services LLC,
   Gtd Sr Sub Note  08-01-07 (R) .........................................    12.500        CCC       7,300      8,176,000
  Radio One, Inc.,
   Sr Sub Note Ser B  05-15-04, Step Coupon (12.00%, 05-15-00) (A) .......     7.000        B         2,000      1,980,000
  Scandinavian Broadcasting System S.A.,
   Sub Deb (Luxembourg) 08-01-05 (Y) .....................................     7.250        B         1,555      1,566,663
                                                                                                               -----------
                                                                                                                12,422,663
                                                                                                               -----------
Metal (1.59%)
  Bar Technologies,
   Gtd Sr Sec Note  04-01-01 .............................................    13.500        CCC       7,500      8,025,000
  Echo Bay Mines Ltd.,
   Jr Sub Deb (Canada) 04-01-27 (Y) ......................................    11.000        BB-       1,000        800,000
  Metallurg, Inc.,
   Sr Note  12-01-07 (R) .................................................    11.000        B-        3,000      3,003,750
                                                                                                               -----------
                                                                                                                11,828,750
                                                                                                               -----------
Oil & Gas (1.24%)
  HarCor Energy, Inc.,
   Sr Sec Note Ser B 07-15-02 ............................................    14.875        CCC       2,000      2,280,000
  Key Energy Group, Inc.,
   Conv Sub Note  09-15-04 (R) ...........................................     5.000        B         6,550      5,960,500
  Panaco, Inc.,
   Sr Note  10-01-04 (R) .................................................    10.625        B-        1,000      1,000,000
                                                                                                               -----------
                                                                                                                 9,240,500
                                                                                                               -----------
Paper & Paper Products (5.47%)
  APP Finance II Mauritius Ltd.,
   Bond (Indonesia) 12-12-49 (Y) .........................................    12.000        B         5,500      5,156,250
  APP International Finance Co. B.V.,
   Gtd Sec Note (Indonesia) 10-01-05 (Y) .................................    11.750        BB          750        761,250
  Aracruz Celulose S.A.,
   Note (Brazil) 01-31-02 (Y) ............................................    10.375        B         2,000      1,932,500
  Bear Island Paper LLC,
   Sr Sec Note  12-01-07 (R) .............................................    10.000        B         2,500      2,525,000
  Florida Coast Paper LLC,
   1st Mtg Ser B  06-01-03 ...............................................    12.750        B-        4,000      4,280,000
  Grupo Industrial Durango, S.A.,
   Note (Mexico) 08-01-03 (Y) ............................................    12.625        BB-         615        679,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Paper & Paper Products (continued)
  Indah Kiat Finance Mauritius Ltd.,
   Gtd Sr Note (Indonesia) 07-01-07 (R) (Y) ..............................    10.000%       Ba3      $7,000     $6,370,000
  Indah Kiat International Finance Co.,
   Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) ...........................    12.500        BB        2,500      2,606,250
  Repap New Brunswick,
   Sr Note (Canada) 04-15-05 (Y) .........................................    10.625        CC       17,000     16,490,000
                                                                                                               -----------
                                                                                                                40,800,825
                                                                                                               -----------
Pollution Control (1.23%)
  ICF Kaiser International, Inc.,
   Sr Note Ser B  12-31-03 ...............................................    13.000        B         1,000      1,120,000
    Sr Sub Note  12-31-03 ................................................    13.000        B-          750        776,250
    Unit (Sr Sub Note & Warrant) 12-31-03 ................................    13.000        B-        7,000      7,280,000
                                                                                                               -----------
                                                                                                                 9,176,250
                                                                                                               -----------
Printing - Commercial (0.27%)
  Sullivan Graphics, Inc.,
   Sr Sub Note  08-01-05 .................................................    12.750        Caa1      2,000      2,040,000
                                                                                                               -----------
Retail (5.95%)
  Barry's Jewelers, Inc.,
   Sr Note  12-22-00 .....................................................    11.000        D         6,000      3,600,000
  Bruno's, Inc.,
   Sr Sub Note  08-01-05 .................................................    10.500        B-        1,000        350,000
  Hills Stores Co.,
   Sr Note Ser B  07-01-03 ...............................................    12.500        B-        6,517      5,083,260
  Loehmann's Inc.,
   Sr Note  05-15-03 .....................................................    11.875        B         1,500      1,515,000
  P & C Food Markets, Inc.,
   Sr Note  10-15-01 .....................................................    11.500        B         7,150      6,864,000
  Pathmark Stores, Inc.,
   Jr Sub Def Note 11-01-03, Step Coupon (10.75%,11-01-99) ...............      Zero        CCC+     10,000      7,500,000
   Sub Note  06-15-02 ....................................................    11.625        CCC+      5,000      5,075,000
  Penn Traffic Co.,
   Sr Note  02-15-02 .....................................................    10.250        B3        3,000      2,760,000
   Sr Note  10-01-04 .....................................................    10.375        B         6,505      5,789,450
   Sr Note  04-15-06 .....................................................    11.500        B         2,925      2,734,875
  Supermercados Norte,
   Bond (Argentina) 02-09-04 (R) (Y) .....................................    10.875        B1        3,300      3,118,500
                                                                                                               -----------
                                                                                                                44,390,085
                                                                                                               -----------
Revenue Bonds (0.62%)
  Port of Walla Walla Public Corp.,
   Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj 01-01-26 .....     9.125        BB-       6,000      4,620,000
                                                                                                               -----------
Steel (8.01%)
  Algoma Steel, Inc.,
   1st Mtg  07-15-05 .....................................................    12.375        B         1,500      1,740,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Steel (continued)
  Altos Hornos de Mexico, S.A.,
   Bond Ser B (Mexico) 04-30-04 (Y) ......................................    11.875%       B1       $3,000     $3,187,500
  Gulf States Steel, Inc. of Alabama,
   1st Mtg  04-15-03 .....................................................    13.500        B1       17,750     17,838,750
  Haynes International, Inc.,
   Sr Note  09-01-04 .....................................................    11.625        B-       10,000     11,450,000
  IVACO Inc.,
   Sr Note (Canada) 09-15-05 (Y) .........................................    11.500        B+        2,321      2,535,693
  NS Group, Inc.,
   Sr Note  07-15-03 .....................................................    13.500        B-        5,732      6,563,140
  Republic Engineered Steels, Inc.,
   1st Mtg  12-15-01 .....................................................     9.875        CCC+      7,650      7,344,000
  Sheffield Steel Corp.,
   Sr Note  11-01-01 .....................................................    12.000        B-        5,150      5,459,000
   1st Mtg 12-01-05 (R) + ................................................    11.500        B-        3,125      3,125,000
  Weirton Steel Corp.,
   Sr Note  03-01-98 .....................................................    11.500        B           580        580,000
                                                                                                               -----------
                                                                                                                59,823,083
                                                                                                               -----------
Telecommunications (11.81%)
  American Communications Services, Inc.,
   Sr Note  07-15-07 (R) .................................................    13.750        B         3,000      3,420,000
  Barak I.T.C.,
   Sr Sub Disc Note 11-15-07, Step Coupon (12.50%, 11-15-02)
    (Israel)  (A) (R) (Y) ................................................      Zero        CCC       9,100      5,027,750
  COLT Telecom Group Plc,
   Unit (Sr Disc Note & Warrant), Step Coupon (12.00%, 12-15-01)
    (United Kingdom) 12-15-06 (A) (Y) ....................................      Zero        B         4,500      3,431,250
  Comunicacion Celular S.A.,
   Bond, Step Coupon (13.125%, 11-15-00) (Colombia) 11-15-03 (A) (Y) .....      Zero        B3        3,250      2,445,625
  Crown Castle International Corp.,
   Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) (R) ........      Zero        B         2,950      1,767,087
  Echostar DBS Corp.,
   Gtd Sr Sec Note  07-01-02 (R) .........................................    12.500        B-        5,000      5,318,750
  Fonorola, Inc.,
   Gtd Sr Sec Note (Canada) 08-15-02 (Y) .................................    12.500        BB-       1,500      1,687,500
  Globalstar L.P./Globalstar Capital Corp.,
   Sr Note  02-15-04 .....................................................    11.375        B        10,625     10,704,687
  GST Equipment Funding Inc.,
   Sr Sec Note  05-01-07 .................................................    13.250        B         4,000      4,600,000
  Innova S. de R.L.,
   Sr Note (Mexico) 04-01-07 (Y) .........................................    12.875        B-        2,000      1,940,000
  Ionica Plc,
   Sr Note (United Kingdom) 08-15-06 (Y) .................................    13.500        B         2,000      1,860,000
   Sr Disc Note 05-01-07, Step Coupon (15.00%, 05-01-02)
    (United Kingdom) (A) (Y) .............................................      Zero        B         2,000        760,000
  Iridium LLC/Iridium Capital Corp.,
   Gtd Sr Note Ser A 07-15-05 ............................................    13.000        B-        1,000      1,028,619

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR  VALUE
                                                                             INTEREST    CREDIT      (000s      MARKET
ISSUER, DESCRIPTION                                                            RATE      RATING*    OMITTED)     VALUE
-------------------                                                            ----      -------    --------     -----

Telecommunications (continued)
  McCaw International Ltd.,
   Sr Disc Note 04-15-07, Step Coupon (13.00%, 04-15-02) (A) .............     Zero%        CCC      $7,050     $4,089,000
   Unit (Sr Disc Note & Warrant), Step Coupon (13.00%, 04-15-02)
     04-15-07 (A) (R) ....................................................      Zero        B-        3,000      1,762,500
  Metronet Communications Corp.,
   Unit (Sr Note & Warrant) (Canada) 08-15-07 (R) (Y) ....................    12.000        B3        5,250      5,932,500
  Nextel Communications, Inc.,
   Sr Disc Note  09-01-03, Step Coupon (11.50%, 09-01-98) (A) ............      Zero        CCC         500        492,500
   Sr Disc Note  08-15-04, Step Coupon (9.75%, 02-15-99) (A) .............      Zero        CCC       1,500      1,293,750
   Sr Disc Note 01-15-04, Step Coupon (10.125%, 01-15-99)  (A) ...........      Zero        CCC      12,000     10,485,000
  Paging Network Do Brasil,
   Unit (Sr Note & Non-Voting Class B Member Int) (Brazil)
     06-06-05 (R) (Y) ....................................................    13.500        B         2,550      2,218,500
   Primus Telecommunications Group, Inc.,
   Unit (Sr Note & Warrant)  08-01-04 ....................................    11.750        B-        6,750      7,188,750
  WinStar Communications, Inc.,
   Conv Sr Disc Note, Step Coupon (14.00%, 10-15-00)  10-15-05 (A) (R) ...      Zero        Caa3      8,000      8,400,000
   Sr Sub Def Note  03-01-07 (R) .........................................    15.000        B         2,000      2,330,000
                                                                                                               -----------
                                                                                                                88,183,768
                                                                                                               -----------
Textile (1.36%)
  Apparel Ventures, Inc.,
   Sr Note Ser B  12-31-00 ...............................................    12.250        Caa3      3,350      3,283,000
  Willcox & Gibbs Inc.,
   Gtd Sr Note Ser B  12-15-03 ...........................................    12.250        B2        7,000      6,895,000
                                                                                                               -----------
                                                                                                                10,178,000
                                                                                                               -----------
Tobacco (0.09%)
  Liggett Group, Inc.,
   Sr Note Ser B  02-01-99 ...............................................    11.500        B         1,000        670,000
                                                                                                               -----------
Transport (1.32%)
  MRS Logistica S.A.,
   Bond Ser B (Brazil) 08-15-05 (R) (Y) ..................................    10.625        B         5,000      4,612,500
  Navigator Gas Transport,
   Unit (Bond & Warrant) (United Kingdom) 06-30-07 (R) (Y) ...............    12.000        B         3,000      3,300,000
  World Airways, Inc.,
   Conv Sub Deb  08-26-04 (R) ............................................     8.000        B         2,000      1,930,000
                                                                                                               -----------
                                                                                                                 9,842,500
                                                                                                               -----------
Utilities (1.05%)
  CE Casecnan Water & Energy Co., Inc.,
   Sr Note Ser A (Philippines) 11-15-05 (Y) ..............................    11.450        BB        2,000      2,060,000
  Eskom,
   Bond Ser E169 (South Africa) 10-01-98 # ...............................    15.000        B        19,140      3,949,336
  Espirito Santo - Escelsa,
   Sr Note (Brazil) 07-15-07 (R) (Y) .....................................    10.000        BB-       2,000      1,820,000
                                                                                                               -----------
                                                                                                                 7,829,336
                                                                                                               -----------
                                                                                    TOTAL BONDS
                                                                            (Cost $565,959,580)      (76.06%)  567,744,858
                                                                                                     -------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                     NUMBER OF
                                                                      SHARES        MARKET
ISSUER, DESCRIPTION                                                 OR WARRANTS      VALUE
-------------------                                                 -----------      -----

COMMON AND PREFERRED STOCKS AND WARRANTS
  Abitibi-Consolidated Inc., Common Stock (Canada) (Y) ..........      525,000    $6,825,000
  Aeroporti di Roma SpA, Common Stock (Italy) (Y) ** ............       80,000       762,728
  American Communications Services Inc., Preferred Stock  (R) ...          500       488,750
  American Telecasting, Inc., Warrant ** ........................        2,000           200
  Ampex Corp. (Class A), Common Stock ** ........................      100,000       256,250
  AVI Holdings, Inc., Warrant  (R) ** ...........................        1,500         7,500
  Barry's Jewelers, Inc., Common Stock ** .......................       40,000         4,000
  Bowater, Inc., Common Stock ...................................      200,000     8,975,000
  Browne Bottling Co., Warrant ** ...............................          237             2
  Burlington Motor Holdings Inc., Preferred Stock ...............           90        37,500
  Burlington Motor Holdings Inc., Warrant ** ....................           95            --
  Capstar Broadcasting Partners, Preferred Stock ................        6,600       673,200
  Comunicacion Celular S.A., Warrant (Colombia) (Y) ** ..........       32,500       195,000
  Core Cap, Inc., Common Stock ..................................       67,000     1,340,000
  Core Cap, Inc., Preferred Stock ...............................       67,000     1,675,000
  Crown Packaging Holdings Ltd., Warrant (Canada) (Y) ** ........        2,750        22,000
  Decorative Home Accents, Inc., Common Stock ** ................        1,000            10
  DSM N.V., Common Stock (Netherlands) (Y) ** ...................       30,000     2,739,000
  Electronic Retailing Systems International, Inc., Warrant ** ..        1,000        60,000
  Farm Fresh Holdings Corp. (Class B), Common Stock ** ..........        1,000            10
  Galileo International, Inc., Common Stock .....................      325,000     8,714,063
  Gaylord Container Corp. (Class A), Common Stock ** ............      415,000     2,827,188
  Globalstar Telecommunications, Warrant  (R) ** ................       10,625     1,275,000
  Granite Broadcasting Corp., Preferred Stock ...................       67,160     6,900,690
  Great Atlantic & Pacific Tea Co., Inc., Common Stock ..........      169,800     5,242,575
  Haynes Holdings, Inc., Common Stock ** ........................       67,938     1,239,868
  ICF Kaiser International, Inc., Warrant ** ....................        7,000         3,500
  Ithaca Industries, Inc., Common Stock ** ......................      235,000     1,233,750
  Kelley Oil & Gas Corp., Preferred Stock .......................      125,000     2,812,500
  Lady Luck Gaming Corp., Preferred Stock ** ....................      116,335     4,292,762
  Lufthansa AG, Common Stock (Germany) (Y) ......................      300,000     5,689,320
  McCaw International Ltd., Warrant ** ..........................        7,050         8,812
  Mercury Finance Co., Common Stock ** ..........................    1,025,000       768,750
  Nextel Communications Inc., Preferred Stock  (R) ..............       16,485    18,215,925
  Nextlink Communications Inc., Warrant  (R) ** .................       30,000            --
  Northwest Airlines Corp. (Class A), Common Stock ** ...........      645,000    26,767,500
  Petroleum Heat & Power Company, Inc., Ser B, Preferred Stock ..      100,000     2,300,000
  Renaissance Cosmetics, Warrant ** .............................        4,000        80,000
  SFX Broadcasting, Inc., Ser E, Preferred Stock ................      110,000    12,870,000
  Sheffield Steel Corp., Common Stock ** ........................          500         2,000
  Sterling Chemicals Holdings, Warrant ** .......................        1,000        38,000
  Stewart & Stevenson Services, Inc., Common Stock ..............       40,000       870,000
  Stone Container Corp., Ser E, Preferred Stock .................      200,000     3,487,500
  Supermarkets General Holding Corp., Preferred Stock ...........       71,964     1,151,424
  US Airways Group Inc., Common Stock ** ........................      300,169    16,546,816
  USX-Delhi Group, Common Stock .................................      372,000     7,300,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                     NUMBER OF
                                                                      SHARES        MARKET
ISSUER, DESCRIPTION                                                 OR WARRANTS      VALUE
-------------------                                                 -----------      -----

AAAA
  Wang Laboratories Inc., Ser B, Preferred Stock  (R) ...........      100,000    $5,125,000
  Weirton Steel Corp., Common Stock ** ..........................      100,000       293,750
  Westshore Terminals Inc., Common Stock (Canada) # .............      160,000       395,648
  WorldCom, Inc., Common Stock ** ...............................       10,000       320,000
                                                                                 -----------
                  TOTAL COMMON  AND PREFERRED STOCKS AND WARRANTS
                                              (Cost $144,864,651)      (21.55%)  160,833,991
                                                                       --------  -----------

                                                          INTEREST   PAR VALUE
ISSUER, DESCRIPTION                                         RATE   (000s OMITTED)

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.51%)
  Investment in a joint repurchase agreement
  transaction with Swiss Bank Corp. - Dated 11-28-97,
  Due 12-1-97 (Secured by U.S. Treasury Note, 7.75%,
  Due 12-31-99 and U.S. Treasury Bonds,
  6.50% thru 11.25%, Due 2-15-15 thru 11-15-26) - Note A ... 5.670%     $3,828     3,828,000
                                                                                 -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95% ......................................                             243
                                                                                ------------

                                       TOTAL SHORT-TERM INVESTMENTS     (0.51%)    3,828,243
                                                                        -----    -----------

                                                  TOTAL INVESTMENTS    (98.12%)  $732,407,092
                                                                        ======   ============

NOTES TO THE SCHEDULE OF INVESTMENTS

# Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

+ This security having an aggregate value of $3,125,000 or 0.42% of the Fund's net assets, has been purchased on a when issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitments. Accordingly, the market value of $3,814,350 of Gaylord Container Corp. 12.75%, 05-15-05 has been segregated to the when issued commitments.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $168,504,320 as of November 30, 1997.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Additional information on these securities is as follows:

                                                                                      MARKET
                                                                                    VALUE AS A
                                                                                    PERCENTAGE      MARKET
                                                          ACQUISITION  ACQUISITION   OF FUND'S     VALUE AT
ISSUER, DESCRIPTION                                          DATE         COST      NET ASSETS   NOVEMBER 30, 1997
-------------------                                       -----------  -----------  ----------   -----------------
Teletrac, Inc., Unit (Sr Note & Warrant)................   07-31-97    $3,606,250      0.49%        $3,622,500

* Credit Ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc., where Standard and Poors ratings are not available.

**  Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Portfolio Concentration
November 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1997 assigned to country categories.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                            ----------
   Argentina...............................................            0.55%
   Brazil..................................................            2.95
   Canada..................................................            5.96
   Colombia................................................            0.35
   Germany.................................................            0.76
   Indonesia...............................................            2.61
   Israel..................................................            0.67
   Italy...................................................            0.10
   Japan...................................................            0.05
   Luxembourg..............................................            0.21
   Mexico..................................................            1.50
   Netherlands.............................................            0.37
   Philippines.............................................            0.28
   Russia..................................................            0.39
   South Africa............................................            0.53
   Thailand................................................            0.36
   United Kingdom..........................................            1.41
   United States...........................................           79.07
                                                                      -----
                                          TOTAL INVESTMENTS           98.12%
                                                                      =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
QUALITY DISTRIBUTION                                               NET ASSETS
--------------------                                               ----------
   A.......................................................            0.05%
   BB......................................................            6.08
   B.......................................................           47.99
   CCC.....................................................           19.25
   CC......................................................            2.21
   D.......................................................            0.48
                                                                      -----
                                                TOTAL BONDS           76.06%
                                                                      =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - High Yield Bond Fund

(UNAUDITED)

NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Maturity Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, debt securities.

    The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes , the Fund has $45,858,582 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carry forward expires May 31, 2003. The Fund's tax year end is May 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - High Yield Bond Fund

respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class. EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended November 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S.dollar.

   These contracts involve market or credit risk in excess of the un realized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - High Yield Bond Fund

   Open foreign currency forward contracts at November 30, 1997, were as follows:
                   PRINCIPAL AMOUNT    EXPIRATION   UNREALIZED
CURRENCY:         COVERED BY CONTRACT    MONTH     APPRECIATION
---------         -------------------    -----     ------------
SELLS
DEUTSCHE MARK            9,990,000       DEC 97      $67,342
ITALIAN LIRA         1,300,000,000       JAN 98       34,704
                                                     -------
                                                     $91,046
                                                     =======

NOTE B --

MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $1,888,955. Out of this amount, $215,171 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,473,934 was paid as sales commissions to unrelated broker-dealers and $199,850 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1997, contingent deferred sales charges paid to JH Funds amounted to $481,620.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1997, the Fund's invest-

=========================NOTES TO FINANCIAL STATEMENTS==========================

                    John Hancock Funds - High Yield Bond Fund

ments to cover the deferred compensation liability had unrealized appreciation of $1,867.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1997, aggregated $532,042,919 and $267,726,215, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the period ended November 30, 1997, aggregated $95,808,203 and $105,790,508, respectively.

   The cost of investments owned at November 30, 1997 for federal income tax purposes was $714,652,231. Gross unrealized appreciation and depreciation of investments aggregated $41,610,832 and $23,856,214, respectively, resulting in net unrealized appreciation of $17,754,618.

=====================================NOTES======================================

                    John Hancock Funds - High Yield Bond Fund

================================================================================

                                                              ----------------
       JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Managment Firm                       U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                     570SA 11/97

                                                                            1/98